===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                        THE ASHTON TECHNOLOGY GROUP, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                        THE ASHTON TECHNOLOGY GROUP, INC.
                               1835 MARKET STREET
                                    SUITE 420
                        PHILADELPHIA, PENNSYLVANIA 19103


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 13, 2002

To the Holders of Common Stock of THE ASHTON TECHNOLOGY GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of The Ashton Technology Group, Inc. ("Ashton") will be held at 9:00 a.m. local time, on Friday, September 13, 2002 at The Ashton Technology Group, Inc., 11 Penn Center, 1835 Market Street, Suite 420, Philadelphia, Pennsylvania 19103 for the purpose of considering and voting upon the following matters:

     1. To elect nine (9) directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified.

     2.   To approve The Ashton Technology Group, Inc. 2002 Option Plan.

     3. To amend Ashton's Certificate of Incorporation to authorize a reverse stock split.

     4. Any other business that may properly come before the meeting or any postponement, continuation or adjournment thereof.

     The close of business on August 9, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponement, continuation or adjournment thereof. Such stockholders may vote in person or by proxy. A list of the stockholders entitled to notice of and to vote at the Annual Meeting will be open to the examination of any stockholder of Ashton upon request during regular business hours at the offices of Ashton for the ten-day period prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting. This Notice of Annual Meeting and the Proxy Statement and form of proxy are being sent or given to stockholders commencing on or about August 12, 2002.

                                       Sincerely,
                                       /s/ William W. Uchimoto
Philadelphia, Pennsylvania             William W. Uchimoto
August 12, 2002                        Secretary


                             YOUR VOTE IS IMPORTANT.
                 PLEASE REMEMBER TO RETURN YOUR PROXY PROMPTLY.

                        THE ASHTON TECHNOLOGY GROUP, INC.
                               1835 MARKET STREET
                                    SUITE 420
                        PHILADELPHIA, PENNSYLVANIA 19103

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2002

     This Proxy Statement and the accompanying form of proxy are being furnished to the stockholders of The Ashton Technology Group, Inc., a Delaware corporation ("Ashton"), in connection with the solicitation of proxies by the Board of Directors (together, the "Board of Directors") for use at the Annual Meeting of Stockholders of Ashton to be held at The Ashton Technology Group, Inc. at 11 Penn Center, 1835 Market Street, Suite 420, Philadelphia, Pennsylvania 19103 on Friday, September 13, 2002, at 9:00 a.m. local time, and at any postponement, continuation or adjournment thereof (the "Annual Meeting"). Only stockholders of record at the close of business on August 9, 2002 are entitled to notice of, and to vote at, the Annual Meeting. The Notice of Annual Meeting, Proxy Statement and form of proxy are being sent or given to stockholders commencing on or about August 12, 2002.

     At the Annual Meeting, stockholders will be asked to (i) elect nine (9) directors to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified; (ii) approve The Ashton Technology Group, Inc. 2002 Option Plan; (iii) amend Ashton's Certificate of Incorporation to authorize a reverse split of Ashton's common stock; and (iv) transact such other business as may properly come before the Annual Meeting.

YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                       By Order of the Board of Directors,



                                       /s/ Robert J. Warshaw
                                       Robert J. Warshaw
                                       Chief Executive Officer


Philadelphia, Pennsylvania
August 12, 2002

                                TABLE OF CONTENTS

INTRODUCTION ..............................................................................    1
  Solicitation of Proxies .................................................................    1
  Manner and Expenses of Solicitation .....................................................    1
  Revocation of Proxy .....................................................................    1
  Quorum and Required Vote ................................................................    1
  A Very Important Warning about Forward-Looking Statements ...............................    2
PROPOSAL ONE ..............................................................................    3
ELECTION OF DIRECTORS .....................................................................    3
  Nominees for Election as Directors ......................................................    3
  Directors and Executive Officers of Ashton ..............................................    3
  Committees of the Board of Directors ....................................................    6
  Compensation of Directors ...............................................................    7
  Report of the Audit Committee ...........................................................    8
  Compensation Committee Report on Executive Compensation .................................    9
EXECUTIVE COMPENSATION ....................................................................   10
  Option Grants in Last Fiscal Year .......................................................   11
  Aggregated Option Exercises in Year Ended March 31, 2002 and Year End Option Values .....   11
  Employment Contracts and Termination of Employment pursuant to a Change in Control ......   11
PERFORMANCE GRAPH .........................................................................   13
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS ............................   14
  Equity Compensation Plan Information ....................................................   16
  1998 Stock Incentive Plan ...............................................................   16
  1999 Stock Incentive Plan ...............................................................   16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...................................   17
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ...............................   17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................................   18
  Relationship with Innovations ...........................................................   18
  Investors' Rights Agreement .............................................................   18
  Non-Competition Agreement ...............................................................   18
  Changes In Management ...................................................................   19
  Indemnification Agreement ...............................................................   19
  OptiMark's Control Over Ashton's Business Decisions And Board Of Directors ..............   19
  Possible Future Transactions Between Ashton And Innovations .............................   20
  Acquisition Of Assets ...................................................................   20
  Other Relationships .....................................................................   21
PROPOSAL TWO ..............................................................................   22
TO APPROVE THE ADOPTION OF THE ASHTON TECHNOLOGY GROUP, INC. 2002 OPTION PLAN .............   22
  Administration Of The Plan ..............................................................   22
  Types Of Awards .........................................................................   22
  Shares Subject To The Plan ..............................................................   23
  U.S. Federal Income Tax Consequences ....................................................   23
  Section 162(m) ..........................................................................   23
  Awards ..................................................................................   24
  New Plan Benefits .......................................................................   24
  Change Of Control .......................................................................   24
  Adjustments Upon Changes In Capitalization ..............................................   25
  Termination Or Amendment Of The Plan ....................................................   25
PROPOSAL THREE ............................................................................   26
AMENDMENT OF ASHTON'S CERTIFICATE OF ......................................................   26
INCORPORATION TO EFFECT A "REVERSE STOCK SPLIT" ...........................................   26
  Reasons For The Proposed Reverse Stock Split ............................................   26
  Consequences Of The Reverse Split .......................................................   27
  Implementation Of The Reverse Split .....................................................   28

  No Appraisal Rights ......................................................................   28
  Certain Federal Income Tax Consequences ..................................................   28
INDEPENDENT AUDITORS .......................................................................   30
  Audit Fees ...............................................................................   30
  Financial Information Systems Design and Implementation Fees .............................   30
All Other Fees .............................................................................   30
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS  ON ACCOUNTING AND FINANCIAL DISCLOSURE ......   30
  FINANCIAL INFORMATION ....................................................................   30
  WHERE TO OBTAIN MORE INFORMATION .........................................................   31
  STOCKHOLDER PROPOSALS ....................................................................   31
  OTHER MATTERS ............................................................................   31

                                  INTRODUCTION

Solicitation of Proxies

     If the accompanying proxy is properly executed and returned, the shares of the common stock, par value $.01 per share, of Ashton represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted (i) in favor of the election of the nine (9) nominees for director whose names are listed herein; (ii) to approve The Ashton Technology Group, Inc. 2002 Option Plan; and
(iii) to amend Ashton's Certificate of Incorporation to authorize a reverse split.

Manner and Expenses of Solicitation

     Solicitation of proxies may be undertaken by officers and employees of Ashton, on behalf of the Board of Directors, by mail, telephone, facsimile and personal contact. All costs thereof will be borne by Ashton. Ashton may also make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the common stock and to request authority for the execution of proxies. If it does so, Ashton will reimburse such organizations for their reasonable expenses in connection therewith.

Revocation of Proxy

     Any stockholder may revoke his or her proxy at any time prior to the voting thereof on any matter. Any stockholder who signs and returns a proxy may revoke it at any time before it has been voted by (i) delivering written notice of its revocation to Ashton, (ii) delivering to Ashton a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Quorum and Required Vote

     At June 30, 2002, the outstanding voting securities of Ashton consisted of 691,674,817 shares of common stock. Each share is entitled to one non-cumulative vote for each director to be elected and one vote on each other matter of business properly brought before the meeting. Only stockholders of record at the close of business on August 9, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. A list of all of Ashton's stockholders entitled to notice of and to vote at the Annual Meeting will be available at the Annual Meeting for inspection by any stockholder upon request and during regular business hours at the offices of Ashton for the ten-day period prior to the Annual Meeting.

     The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated and will determine whether or not a quorum is present. Abstentions and broker "non-votes" will be treated as shares that are present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on the matter from the customer, is barred by applicable rules from exercising discretionary voting authority in the matter, and so indicates on the proxy. Brokers who have not received voting instructions from beneficial owners by ten days prior to the Annual Meeting are not permitted to vote the shares of such holders in their discretion, subject to any instructions subsequently given by such holders prior to the Annual Meeting.

     Election of each director requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. This means that the director nominee with the most affirmative votes for a particular slot is elected for the slot. Consequently, only the number of votes "for" and "against" affect the outcome, and abstentions and broker "non-votes" will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

     Approval and adoption of Proposal Two and Proposal Three require the affirmative vote of a majority of the outstanding shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on Proposal Two and Proposal Three and will have the same effect as negative votes. Broker "non-votes" will not be counted as votes cast for or against Proposal Two or Three.

     Our majority stockholder, OptiMark Innovations, Inc. is entitled to cast approximately 88% of the total votes to be cast at the Annual Meeting and has agreed to vote in favor of Proposals One, Two and Three.

     THE BOARD OF DIRECTORS OF ASHTON RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" ALL THE NOMINEES BY THE BOARD OF DIRECTORS IN PROPOSAL ONE, AND "FOR" PROPOSALS TWO AND THREE.

A Very Important Warning about Forward-Looking Statements

     In this proxy statement, Ashton makes various forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to many risks and uncertainties, and there can be no certainty that such statements will prove to be correct.

     When words and expressions such as: "believes," "expects," "anticipates," "estimates," "plans," "intends," "objectives," "goals," "aims," "projects," "forecasts," "possible," "seeks," "may," "could," "should," "might," "likely," "enable" or similar words or expressions are used in this proxy statement, as well as statements beginning or ending with phrases such as "in our view," "there can be no assurance," "although no assurance can be given" or "there is no way to anticipate with certainty," forward-looking statements are being made in all of these instances.

     All forward-looking statements involve risks and uncertainties, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that could cause such differences include, but are not limited to, the factors described in our Annual Report on Form 10-K filed with the SEC on July 1, 2002.

     These forward-looking statements speak solely as of the date of this proxy statement.

     Ashton does not intend to update or revise any forward-looking statements to reflect any changes in general economic, competitive or market conditions and developments beyond its control.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees for Election as Directors

     The Board of Directors currently consists of eight (8) members, Donald E. Nickelson, Robert J. Warshaw, James R. Boris, Ronald D. Fisher, Jonathan F. Foster, Roy S. Neff, Trevor B. Price, and Fred S. Weingard. Under Ashton's by-laws, the number of directors to be elected at the Annual Meeting has been fixed at no more than nine (9). Mr. Price is not standing for reelection as a director. The Board of Directors has nominated Donald E. Nickelson, Robert J. Warshaw, James R. Boris, Ronald D. Fisher, Jonathan F. Foster, Roy S. Neff, Fred
S. Weingard, William A. Lupien and Carmine F. Adimando to be elected to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

     Each nominee has consented to being named in this proxy as a nominee and to serving as a director if elected. In the event that any nominee should be unable to serve as a director (which is not now anticipated), proxies will be voted for substitute nominees recommended by the Board of Directors or the Board of Directors may decide to reduce the number of standing directors.

THE BOARD OF DIRECTORS OF ASHTON RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" ALL THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

Directors and Executive Officers of Ashton

     Set forth below is certain information about the directors and executive officers of Ashton and the individuals nominated for election who are not currently serving as directors. Each person chosen to become an executive officer has consented to act as such. For information concerning the number of shares of common stock owned by each director and all directors and executive officers as a group as of June 30, 2002, see "Security Ownership of Certain Beneficial Owners and Management."


Name                                 Age      Position
----                                 ---      --------
Donald E. Nickelson(5)               69       Chairman (non-officer) and Director
Robert J. Warshaw                    48       Acting Chief Executive Officer and Director
Trevor B. Price(2)                   33       President, Chief Operating Officer and Director
James R. Boris(3)(4)                 58       Director
Ronald D. Fisher(4)(5)               54       Director
Jonathan F. Foster(3)(6)             41       Director
Roy S. Neff(6)                       48       Director
William A. Lupien(1)                 60       Nominee
Carmine F. Adimando(1)               58       Nominee
Fred S. Weingard(6)                  49       Executive Vice President, Chief Technology Officer and Director
William W. Uchimoto                  46       Executive Vice President and General Counsel
James S. Pak                         33       Executive Vice President and Chief Financial Officer
Jennifer L. Andrews                  32       Executive Vice President, Finance

___________________
(1) Nominee for election as director.
(2) This individual is not standing for reelection as a director.
(3) Member of the Audit Committee.
(4) Member of the Compensation Committee.
(5) Member of the Nominating Committee.
(6) Member of the Technology Committee.

     Donald E. Nickelson has served as our Chairman and a director of Ashton since June 10, 2002. He is currently vice-chairman and director of Harbour Group Industries Inc., a leveraged buy-out firm. He served as president of PaineWebber Group, an investment banking and brokerage firm. He also serves as lead trustee of the Mainstay Mutual Funds Group. He served as chairman of the Pacific Stock Exchange and director of the Chicago Board Options Exchange.

     Robert J. Warshaw has served as a director and our acting Chief Executive Officer since May 8, 2002, and as Chief Executive Officer of OptiMark Holdings, Inc., the parent of our majority stockholder since March 14, 2001. Mr. Warshaw also served as Chief Executive Officer of OptiMark, Inc. Mr. Warshaw previously served as Co-Chief Executive Officer, Executive Vice President and Chief Technology Officer of OptiMark, Inc., a subsidiary of OptiMark Holdings, Inc. From November 1999 through June 2000, Mr. Warshaw served as Executive Vice President and Chief Technology Officer of OptiMark Technologies, Inc. From October 1993 to October 1999, Mr. Warshaw was Chief Information Officer at Lazard Freres & Co. LLC, an international investment banking firm. From January 1990 to October 1993, he was a partner at McKinsey & Company, a global management consulting firm. Mr. Warshaw received his bachelor's degree in English from the University of Pennsylvania and a Masters in Management from Northwestern University's Kellogg School of Management.

     Trevor B. Price has served as a director and our Chief Operating Officer since May 8, 2002. Prior to joining Ashton, Mr. Price was an Executive Vice President of OptiMark, Inc. since April 16, 2001. Prior to joining OptiMark, Mr. Price was, from January 2000 through April 2001, Chairman, CEO and founder of SavvyJack, Inc. a business-to-business e-commerce application services provider. During the period from January 2000 through May 2000, while founding SavvyJack, Mr. Price also consulted with Continuous Software Corporation where he led the business transition process for the acquisition of Pagoda Corporation, a company that he founded and built. From June 1998 through January 2000, Mr. Price was co-founder Co-CEO and director of Pagoda Corporation with primary responsibility for product marketing and development. Pagoda successfully developed and deployed an enterprise knowledge management solution to Fortune 500 companies. From March 1992 through June 1998, Mr. Price served in different management positions at Software Services International, Inc, a global services capital firm. Mr. Price has an undergraduate degree from the University of Pennsylvania.

     James R. Boris has served as a director of Ashton since June 10, 2002. He is currently chairman of JB Capital Management, LLC, a private investment firm. From 1990-1999 he was the chairman and chief executive officer of Kemper Securities, Inc., renamed EVEREN Securities, Inc., which was acquired by First Union Corporation in 1999. Mr. Boris was an executive vice president and member of the board of directors of PaineWebber, Inc. and Shearson Lehman Brothers, Inc., and served as chairman and chief executive officer of Invest Financial Corporation. His past affiliations include membership on the board of directors of the Chicago Board Options Exchange and the Securities Industry Association. He was also a member of the New York Stock Exchange, Inc., and the board of governors of the Chicago Stock Exchange.

     Ronald D. Fisher has served as a director since May 8, 2002. Mr. Fisher is also the Vice Chairman of SOFTBANK Holdings Inc. and a Director of SOFTBANK Corp., Japan. Mr. Fisher also serves as the CEO of SOFTBANK Global Ventures. Prior to joining SOFTBANK in 1995, Mr. Fisher was, for six years, the Chief Executive Officer of Phoenix Technologies, Ltd., a leading developer and marketer of system software products for personal computers. Earlier, he was with INTERACTIVE Systems Corporation, a UNIX software company, where he served for five years in various capacities including Chief Operating Officer and Chief Executive Officer. Mr. Fisher's experience prior to Interactive Systems includes senior executive positions at Visicorp, TRW, and ICL (USA). Mr. Fisher also serves as a member of the boards of directors of SOFTBANK Corp., E*Trade Group, Key3Media, Global Sports and InsWeb Corporation. Mr. Fisher received his M.B.A. from Columbia University in New York and Bachelor of Commerce degree from the University of Witwatersand in South Africa.

     Jonathan F. Foster has served as a director of Ashton since June 10, 2002. He is a managing director and a member of the investment committee at The Cypress Group, a leading New York-based private equity firm with approximately $3.5 billion under management. Prior to joining The Cypress Group, Mr. Foster was a senior managing director in the mergers and acquisitions group at Bear, Stearns & Co. Inc. from 2001 to 2002. Mr. Foster served as executive vice president, chief operating officer and chief financial officer of Toysrus.com during 2000. From 1989 until 2000, Mr. Foster was an investment banker at Lazard Freres & Co., ultimately as a managing director in Lazard Freres & Co.'s mergers and acquisitions group. He is a member of the board of directors of BrandPartners Group, Inc. Mr. Foster received a Msc. in Accounting and Finance from the London School of Economics in 1985 and a B.B.A. in Accounting from Emory University in 1984.

     Roy S. Neff has served as a director of Ashton since June 10, 2002. He is chief executive officer of BarterSecurities, Inc., which builds online trading software. Prior to joining BarterSecurities, Mr. Neff was the co-chief executive officer of BNP/Cooper Neff, Inc., a subsidiary of BNP Paribas that was responsible for the options trading business of the bank. Mr. Neff was a co-founder of Cooper Neff & Associates, a proprietary options trading firm, in 1981 and was the managing partner of Cooper Neff Technologies, L.P., prior to its acquisition by BNP Paribas in January, 1995. Mr. Neff graduated summa cum laude from the Massachusetts Institute of Technology with a Bachelor of Science in mathematics, and earned a Masters of Business Administration from the Wharton Graduate Division of the University of Pennsylvania.

     William A. Lupien is currently Chairman of OptiMark Holdings, Inc., a company which he co-founded in January 1988. He has been active in the securities business since joining the California-based brokerage firm of Mitchum, Jones & Templeton (MJT), Inc. in 1965. Mr. Lupien served as Chairman and CEO of MJT and served as a specialist on the equity trading floor of the Pacific Exchange for 17 years. From 1983 to 1988, Mr. Lupien served as President, then Chairman and CEO, of Instinet Corporation, a computer-based market-access network, where he presided over an 1100% increase in trading volume. Mr. Lupien was a member of the Board of the Pacific Exchange and of its original Inter-exchange Committee, which designed the Intermarket Trading System
(ITS). He also served as Chairman of the Floor Trading and Nominating Committee and was a member of the SEC's Advisory Committee dedicated to the development of a US national market system. Mr. Lupien is a graduate of San Diego State University and the co-inventor of the OptiMark(R) Trading System.

     Carmine F. Adimando currently holds various leadership positions in several financial services companies, academic institutions, and philanthropic organizations. He is Chairman and President of CARMCO Investments, LLC, which provides financial advisory and consulting services to public and private corporations and other business entities. He is also a principal with Redstone Capital Partners, which specializes in providing services for investment managers and investors. He is or has been a member of the board of directors of Sensory Science Inc., Instantrax Systems LLC, CNF Technologies Inc., GlobalNet International Co. and Counsel Press LLC. Mr. Adimando is a member of the Board of Overseers of the University of Connecticut School of Business and the Board of Regents of Sacred Heart University. He also serves on the Advisory Board for the Franciscan Friars of Atonement and on the Board of Directors of St. Vincent's Hospital Foundation in Fairfield, Connecticut.

     Mr. Adimando held various executive positions and served in various capacities with Pitney Bowes Inc. from 1979 through 1996. He was vice president of finance, treasurer and chief financial officer at Pitney Bowes Inc and also served as President of Pitney Bowes International Holdings, Inc. and as a member of the Executive Committee and Board of Directors of Pitney Bowes Leasing Company. Prior to joining Pitney Bowes in 1979, Mr. Adimando held several executive financial and operating positions with AMR Corp., Burndy Corporation, Deloitte & Touche LLP, Haskins & Sells and Morgan Guaranty Trust Company. Mr. Adimando is a certified public accountant and a graduate of St. John's University and Stanford University's Graduate School of Business Senior Financial Management Program.

     Fred S. Weingard has served as a director and as Executive Vice President and Chief Technology Officer of Ashton since 1996 with primary responsibility to design and develop advanced trading systems. Prior to joining Ashton, Mr. Weingard was, from January 1986 to July 1996, the founder and Principal of Booz Allen & Hamilton's Advanced Computational Technologies Practice with primary responsibility to deliver advanced-technology systems tailored to customers. From July 1980 to January 1986, Mr.

     Weingard was a senior intelligence analyst for the Defense Intelligence Agency performing highly classified technical analysis and providing high-level briefings to senior government officials. From June 1976 to July 1980, he was the lead Nuclear Engineer for a commercial architectural engineering firm. Mr. Weingard received his Bachelor of Science degree in Engineering Physics and his Masters Degree in Nuclear Engineering from Cornell University and a second Masters Degree in Computer Science from The George Washington University. He is a National Science Foundation mathematics award winner. He has Professional Engineering licenses in Mechanical Engineering and has two US patents in neural networks. He has co-authored several papers and has given lectures and presentations to government, industry, and academia.

     William W. Uchimoto has served as Executive Vice President and General Counsel of Ashton since June 1998 and served as a member of the Board of Directors from June 1998 through May 2002. Mr. Uchimoto joined Ashton in the Fall of 1997 as Executive Vice President of International Business Development. Mr. Uchimoto served as Associate General Counsel of the Philadelphia Stock Exchange from 1986 to 1987, at which time he was appointed General Counsel, a position he held until 1997. From 1981 to 1986, Mr. Uchimoto was an attorney with the Securities and Exchange Commission. Mr. Uchimoto received his J.D. from U.C. Hastings College of Law in 1981 and Bachelor of Economics from U.C. Davis in 1978.

     James S. Pak has served as Executive Vice President and Chief Financial Officer since May 8, 2002. Prior to joining Ashton, Mr. Pak was an Executive Vice President of OptiMark, Inc. since December 1, 2001. From September 2001 through November 2001, Mr. Pak was a consultant to OptiMark. Between March 2001 and August 2001, Mr. Pak was an independent consultant. From October 1998 through March 2001, Mr. Pak was an investment banker at Lazard Freres & Co. LLC, an international investment banking firm, focused on mergers and acquisitions. Prior to working at Lazard, Mr. Pak worked from August 1992 through October 1998 for Merrill Lynch & Co. in various groups including investment banking and debt capital markets in New York and London. Mr. Pak has an undergraduate degree from New York University.

     Jennifer L. Andrews has served as Executive Vice President, Finance of Ashton since May 8, 2002, as Senior Vice President and Chief Financial Officer from June 2000 to May 2002, and as Vice President and Controller from July 1999 to June 2000. Prior to joining Ashton, Ms. Andrews was an audit manager in the Assurance and Advisory Business Services practice of Ernst & Young LLP, where she advised clients in the financial services industry. Ms. Andrews is a certified public accountant and received her undergraduate degree from Rowan University.

Committees of the Board of Directors

     The Board of Directors has four committees: a Compensation Committee, an Audit Committee, a Nominating Committee, and a Technology Committee.

     The Audit Committee has been comprised of James R. Boris and Jonathan F. Foster since June 13, 2002. Mr. Boris is Chairman of the Committee. The Audit Committee considers and reviews matters arising in connection with external audit reports, including the scope and function of the external audit process and the independence of Ashton's external auditors, auditors' management reports, Ashton's critical accounting policies, judgments and estimates and related matters, as well as related-party transactions. The Audit Committee serves as principal liaison to Ashton's external auditors and, in that connection, has ultimate authority to engage (on behalf of Ashton), and to replace, Ashton's external auditor, and has further authority to assess and oversee, as necessary, the function of Ashton's internal audit employees. To assist with its functions, the Audit Committee has authority to engage its own independent auditors. The Audit Committee met three times with Messrs. Boris and Foster as its members. During the period from April 1, 2001 through September 24, 2001, the Audit Committee was comprised of Richard E. Butler, as Chairman,
K. Ivan F. Gothner, Thomas G. Brown and Herbert Kronish, and met four times during that period. During the period from September 25, 2001 through May 7, 2002, the Audit Committee was comprised of Thomas G. Brown, as Chairman, and K. Ivan F. Gothner, and did not hold any meetings during that period. For more information about the Audit Committee see the Section titled "Report of the Audit Committee" below.

     The Compensation Committee has been comprised of Ronald D. Fisher and James
R. Boris since June 13, 2002. Mr. Fisher is Chairman of the Committee. The Compensation Committee reviews the compensation of all officers of Ashton and administers Ashton's employee stock option and incentive plans. During the period from April 1, 2001 through September 24, 2001, the Compensation Committee was comprised of K. Ivan F. Gothner, as Chairman, Richard E. Butler, Thomas G. Brown and Herbert Kronish. During the period from September 25, 2001 through May 7, 2002, the Compensation Committee was comprised of K. Ivan F. Gothner, as Chairman, and Thomas G. Brown. The Compensation Committee did not meet during the fiscal year ended March 31, 2002. For more information about the Compensation Committee see the Section titled "Compensation Committee Report on Executive Compensation" below.

     The Nominating Committee has been comprised of Donald E. Nickelson and Ronald D. Fisher since June 13, 2002. Mr. Nickelson is Chairman of the Committee. The Nominating Committee consisted of Fredric W. Rittereiser, Arthur
J. Bacci and K. Ivan F. Gothner for the period from April 1, 2002 through January 7, 2002, and of Mr. Rittereiser and Mr. Gothner for the period from January 8, 2002 through May 7, 2002. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. The Nominating Committee reviews possible candidates for the Board of Directors and recommends the nominees for directors to the Board of Directors for approval. The Nominating Committee considers suggestions from various sources, including stockholders. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

     The Technology Committee was formed on June 13, 2002, and is comprised of Roy S. Neff, Jonathan F. Foster, and Fred S. Weingard. Mr. Neff is Chairman of the Committee. The Technology Committee reviews technology matters and technology issues relating to the Company and its affiliates.

     The Board of Directors held 25 meetings during the last fiscal year. Buntzie Ellis Churchill was elected to Ashton's Board of Directors at last year's annual meeting of stockholders, but did not attend any meetings of the Board prior to her resignation as a director, effective October 11, 2001. Wayne
H. Coleson was elected to Ashton's Board of Directors at last year's annual meeting of stockholders, and attended all meetings of the Board until his resignation, effective November 20, 2001. As of January 7, 2002, Ashton also accepted Arthur J. Bacci's resignation from the Board. Each Ashton director attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees of which he was a member held during the portion of the year that he was a member of the Board of Directors or committee member, with the exception of Thomas G. Brown, who attended only one of the four Audit Committee meetings held during the period that he was a member of the Audit Committee. None of the individuals who are currently members of the Board of Directors, except for Mr. Weingard, was an Ashton director during the fiscal year ended March 31, 2002.

Compensation of Directors

     The directors of Ashton who are also executive officers have not been compensated for their service as directors. For the period from April 1, 2001 through July 30, 2001, each non-employee director received a monthly retainer fee of $5,000. In addition, the Chairman of the Audit Committee was paid an additional monthly fee of $2,500. For the period from August 1, 2001 through March 31, 2002, all non-employee directors received a monthly retainer fee of $1,500 and were reimbursed for out-of-pocket expenses. The Chairman of the Audit Committee was paid an additional monthly fee of $1,000. The non-employee directors also participated in our stock option plans. We have granted options to purchase shares of common stock to each person who became a non-employee director at the time of initial election or appointment. These options were granted with an exercise price per share equal to 100% of the fair market value of a share on the dates of grant.

     As of May 8, 2002, non-employee directors do not receive any cash compensation for their service as directors. As of July 16, 2002, each non-employee director received an option grant under The Ashton Technology Group, Inc. 2002 Option Plan which Ashton stockholders are being asked to approve at the

Annual Meeting (see Proposal Two of this proxy statement). The options have an exercise price of $0.08, subject to adjustment in the case of certain changes in Ashton's capitalization, vest over a four year period, and expire ten years after the date of grant. The option grants are contingent on approval of the 2002 Option Plan.

     We expect that the Board of Directors or a committee thereof will determine compensation for directors.

Report of the Audit Committee

     The Audit Committee has reviewed Ashton's audited financial statements for the last fiscal year and discussed them with management.

     Ashton's independent auditors, Goldstein Golub Kessler LLP ("GGK"), have discussed with the Audit Committee the matters required to be discussed under SAS No. 61.

     As required by Independence Standards Board Standard No. 1, GGK has disclosed to the Audit Committee, in writing, all relationships between GGK and its related entities and Ashton and its related entities that, in GGK's professional judgment, may reasonably be thought to bear on independence and GGK has confirmed that, in its professional judgment, GGK is independent of Ashton within the meaning of the Securities Act of 1933, as amended. GGK has also discussed its independence with the Audit Committee.

     The Audit Committee, based on the foregoing, has recommended to the Board of Directors that the audited financial statements be included in Ashton's Annual Report on Form 10-K for the last fiscal year.

                                                     James R. Boris, Chairman
                                                     Jonathan F. Foster

Compensation Committee Report on Executive Compensation

     The Compensation Committee has been comprised of James R. Boris and Ronald
D. Fisher since June 13, 2002. Mr. Fisher is Chairman of the Committee. The Compensation Committee reviews the compensation of all officers of Ashton and administers Ashton's employee stock option and incentive plans. During the period from April 1, 2001 through September 24, 2001, the Compensation Committee was comprised of K. Ivan F. Gothner, as Chairman, Richard E. Butler, Thomas G. Brown and Herbert Kronish. During the period from September 25, 2001 through May 7, 2002, the Compensation Committee was comprised of K. Ivan F. Gothner, as Chairman, and Thomas G. Brown. The Compensation Committee did not meet during the fiscal year ended March 31, 2002. The current Compensation Committee has submitted the following report:

     The Compensation Committee of the Board of Directors is responsible for developing and implementing compensation policies, plans and programs for our executive officers to enhance our profitability, and thus stockholder value, by providing for competitive levels of compensation, rewarding performance that enhances profitability and encouraging long-term service. The Compensation Committee is comprised of persons who are not current or former employees of Ashton.

     The principal components of ongoing compensation of executive officers are salary and stock option awards providing incentives and rewards for long-term service and performance. The Compensation Committee's functions include reviewing salary levels for executive officers on an annual basis, granting stock options and otherwise administering Ashton's stock option plans. The Compensation Committee acts on behalf of Ashton in supervising the negotiations of the terms of employment agreements (including modifications to existing employment agreements) with executive officers and advises and makes recommendations to the Board of Directors regarding the approval of such employment agreements and adoption of compensation and benefit plans (including amendments to existing plans) in which executive officers and directors may participate.

     The Compensation Committee intends that compensation paid to the Chief Executive Officer, President and the other executive officers of the Company not be subject to the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), so long as this can be achieved in a manner consistent with the Compensation Committee's other objectives. Code
Section 162(m) generally eliminates a corporation's tax deduction in a given year for payments to certain named executive officers in excess of $1 million, unless such payments result from "qualified performance-based compensation." The Company understands that compensation paid in fiscal 2002 will not be subject to the limitation on deductibility under Code Section 162(m).

     In establishing the compensation to be paid to the Chief Executive Officer, the Committee seeks to maintain a level of total current compensation that is competitive with that of chief executives of certain other companies in the financial services industry at comparable stages of development. Accordingly, the Committee is mindful of establishing the appropriate mix of salary and option grants to align the Chief Executive Officer's interests with the long-term interests of Ashton's stockholders.

     The Committee seeks to review annually the compensation program for executive officers to provide amounts generally consistent with the range paid by companies in similar industries, but without pegging such amounts to a specific percentile. The Committee did not authorize the grant of stock options to any executive officer during fiscal 2002.

                                       Ronald D. Fisher, Chairman
                                       James R. Boris

                             EXECUTIVE COMPENSATION

        The table below sets forth the amount of all compensation paid by Ashton during the years ended March 31, 2002, March 31, 2001, and March 31, 2000 to Ashton's former Chief Executive Officer and to Ashton's most highly compensated executive officers for those years.

                           Summary Compensation Table

                   Annual Compensation Long-Term Compensation

                                                                             Number          All
Name and                                Salary      Bonus       Other         Of            Other
Principal Position              Year     ($)         ($)         ($)        Options          ($)
------------------              ----     ---         ---         ---        -------          ---
Fredric W. Rittereiser .....    2002    342,500        -0-        -0-             -0-    38,920(3)
    Former Chairman and         2001    210,000        -0-        -0-        500,000     83,313(2)(3)
    Chief Executive             2000(1)      -0-       -0-        -0-             -0-    62,486(2)(3)
    Officer

Arthur J. Bacci ............    2002    203,618        -0-        -0-             -0-     1,490(3)
    Former President and        2001    230,833        -0-        -0-             -0-    13,440(3)
    Chief                       2000    175,000        -0-        -0-             -0-    10,049(3)
    Operating Officer


Jennifer L. Andrews ........    2002    105,000        -0-        -0-             -0-        -0-
    Executive Vice              2001     95,000        -0-        -0-             -0-        -0-
    President, Finance

William W. Uchimoto ........    2002    198,625        -0-        -0-             -0-     2,568(3)
    Executive Vice              2001    210,000        -0-        -0-             -0-    16,258(3)
    President and               2000    190,000        -0-        -0-             -0-    12,195(3)
    General Counsel

Fred S. Weingard ...........    2002    250,648        -0-        -0-             -0-     1,941(3)
    Executive Vice              2001    265,000        -0-        -0-             -0-    20,076(3)
    President and Chief         2000    245,000     65,000        -0-        100,000     15,057(3)
    Technology Officer

_______________

    (1) The Dover Group, Inc. was paid $75,000 and $180,000 in consulting fees for the fiscal years ended March 31, 2001 and 2000, respectively. Mr. Rittereiser is the sole stockholder, director and officer of Dover. On September 1, 2000, Mr. Rittereiser and Ashton entered into an Employment Agreement pursuant to which Mr. Rittereiser was compensated directly by Ashton and Universal Trading Technologies Corporation, a Delaware corporation and a majority-owned subsidiary of Ashton ("UTTC").
    (2) Represents the payment of the premiums of a life insurance policy for the benefit of the family of Mr. Rittereiser.
    (3) Represents the payment of the premiums of a life insurance policy.

        On July 1, 1999, Ashton entered into deferred compensation plans with Messrs. Rittereiser, Bacci, Uchimoto and Weingard. Pursuant to the plans, Ashton maintained (a) term life insurance policies on Mr. Rittereiser in the amount of $5,000,000 (b) key man life insurance policies on Mr. Rittereiser in the amount of $3,000,000, (c) term life insurance policies on Messrs. Bacci, Uchimoto and Weingard in the amount of $1,100,000 each, and (d) key man split-dollar life insurance policies on Messrs. Bacci, Uchimoto and Weingard in the amount of $900,000 each. In connection with the April 15, 2002 separation agreement with Mr. Rittereiser, Ashton agreed to transfer and assign to him the $5,000,000 term life insurance policies. The term life insurance policies on Messrs. Bacci, Uchimoto and Weingard and all of the key man split-dollar life insurance policies were terminated effective May 7, 2002.

         Since inception, Ashton has not granted stock appreciation rights and does not have a defined benefit or actuarial plan.

Option Grants in Last Fiscal Year

         There were no options granted to any of the named executive officers during the fiscal year ended March 31, 2002.

Aggregated Option Exercises in Year Ended March 31, 2002 and Year End Option Values

         The following table sets forth certain information concerning the number of unexercised stock options held by Ashton's executive officers at March 31, 2002 and the value thereof and the number of exercised options and the value thereof during the fiscal year ended March 31, 2002. Amounts were calculated by multiplying the number of unexercised options by the closing price of the common stock on March 28, 2002 ($0.15) and subtracting the exercise price.


                              Shares                                                          In-the-Money Value
                             Acquired      Value       Number of Securities Underlying         of Unexercised
                                On        Realized     Unexercised Options at FY-End(#)     Options at FY-End ($)
            Name             Exercises      ($)           Exercisable/Unexercisable       Exercisable/Unexercisable
            ----             ---------      ---           -------------------------       -------------------------
Fredric W. Rittereiser(1)            --            --          1,500,000/-0-                      -0-/-0-
Arthur J. Bacci                      --            --             -0-/-0-                         -0-/-0-
William W. Uchimoto (1)              --            --           272,536/-0-                       -0-/-0-
Fred S. Weingard (1)                 --            --           863,869/-0-                       -0-/-0-
Jennifer L. Andrews                  --            --            25,000/-0-                       -0-/-0-

        (1) On May 3, 2002, Messrs. Rittereiser, Uchimoto and Weingard relinquished all rights, title and interests in all of their vested, unexercised stock options.

Employment Contracts and Termination of Employment pursuant to a Change in Control

        Mr. Rittereiser, Ashton and UTTC were parties to an Employment Agreement, effective September 1, 2000, which provided that Mr. Rittereiser serve as Chief Executive Officer of Ashton and UTTC for a period of five years. The agreement provided that Mr. Rittereiser be paid a salary of $300,000 per year by UTTC and a salary of $60,000 per year by Ashton. Upon the execution of the Employment Agreement, Ashton granted Mr. Rittereiser a five-year option to purchase 500,000 shares of common stock at a price of $10.50 per share. The options granted in connection with the execution of the agreement were to vest 20% upon execution of the Employment Agreement, 20% on September 1, 2001 and 60% on September 1, 2002. Additionally, Ashton agreed to maintain term life insurance policies on Mr. Rittereiser in the aggregate amount of $5,000,000 and key man life insurance policies on Mr. Rittereiser in the aggregate amount of $3,000,000. In the event of Mr. Rittereiser's termination without cause, Ashton was required to pay his salary for the remainder of the term of the Employment Agreement and continue his benefits for the duration of the term of the agreement and all outstanding stock options would vest immediately. The agreement also contained customary confidentiality and non-competition provisions.

        On April 15, 2002, Mr. Rittereiser and Ashton entered into a separation agreement, as amended, that became effective as of the closing of the transaction between Ashton and OptiMark Innovations Inc., which occurred on May 7, 2002 (the "Closing Date"). Pursuant to the separation agreement, upon the Closing Date, as consideration for Mr. Rittereiser's resignation from the Company and release of claims and on-going non-solicitation, non-competition and non-disclosure obligations, Mr. Rittereiser received: (i) a $100,000 payment,
(ii) reimbursement of expenses incurred by Mr. Rittereiser from January 18, 2002 through the Closing Date totaling $6,000 and (iii) 4.0 million shares of Ashton's common stock to be registered with the first registration statement filed by Ashton after the Closing Date. In addition, Mr.

Rittereiser will receive (i) a $50,000 payment within one year of the Closing Date and (ii) healthcare insurance paid by Ashton for one year following the Closing Date. Mr. Rittereiser waived his rights with respect to his previous Employment Agreement and any extension of the exercise period for his vested non-qualified options to purchase Ashton common stock.

        Mr. Weingard, Ashton and UTTC were parties to an employment agreement, which expired on July 6, 2002. Mr. Weingard and Ashton are currently negotiating a new employment agreement.

        In January 2002, Ashton and Mr. Bacci, the former President and Chief Operating Officer, and a former director of Ashton entered into a consulting agreement. In consideration for his services in the negotiation of definitive agreements with Innovations, Mr. Bacci received a payment of $10,000, and Ashton paid Mr. Bacci's medical coverage through April 1, 2002.

                                PERFORMANCE GRAPH

        The following graph compares the percentage change in cumulative total stockholder return on our common stock since March 31, 1997, with the cumulative total return on the Russell 2000 Index and an index composed of a representative group of companies from the SIC Code for Security Brokers and Dealers over the same period. The comparison assumes $100 was invested on March 31, 1997 in the common stock and in each of the indices and assumes reinvestment of dividends, if any, from that date to March 31, 2002. Ashton has not paid cash dividends on the common stock. Historic stock prices are not indicative of future stock price performance. Information included in the graph was obtained from Media General Financial Services, PO Box 85333, Richmond, VA 23293, Phone: 1-(800) 446-7922,
Fax: 1-(800) 649-6826.

                              [GRAPH APPEARS HERE]

 -------------------------   ------------ ------------ ------------- ------------ ------------- ------------
                                              Fiscal Year Ending
 -------------------------   ------------ ------------ ------------- ------------ ------------- ------------
  Company/Index                3/31/1997    3/31/1998    3/31/1999     3/31/2000    3/31/2001     3/31/2002
 -------------------------   ------------ ------------ ------------- ------------ ------------- ------------
  Ashton Technology            100.00       116.67       108.33        250.00       42.61         4.44
  Group, Inc.
 -------------------------   ------------ ------------ ------------- ------------ ------------- ------------
  SIC Code Index               100.00       180.63       248.97        304.28       238.83        251.03
 -------------------------   ------------ ------------ ------------- ------------ ------------- ------------
  Russell 2000 Index           100.00       141.99       118.18        160.15       133.68        150.27
 -------------------------   ------------ ------------ ------------- ------------ ------------- ------------

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of June 30, 2002, regarding the beneficial ownership of the equity securities of Ashton and its subsidiaries by (1) all current directors, (2) Ashton's chief executive officer during the fiscal year ending March 31, 2002, (3) Ashton's four most highly paid executive officers other than the CEO who were serving as executive officers at the end of the fiscal year ending March 31, 2002, (4) all current directors and executive officers of Ashton as a group, and (5) each person known by Ashton to be the beneficial owner of more than 5% of the outstanding shares of its common stock. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC. In all cases below, unless otherwise stated, each individual exercises sole investment and dispositive power over the shares listed next to his or her name.

     The Ashton Technology Group, Inc., common stock, par value $0.01 per share. As of June 30, 2002, there were 691,674,817 shares of common stock issued and outstanding.

                                                  Amount and
                                                  Nature of
Name and Address of                               Beneficial           Percent
Beneficial Owner                                  Ownership            Of Class
----------------                                  ---------            --------
OptiMark Innovations Inc.
     Exchange Place
     24th Floor
     Jersey City, NJ 07302 ....................  661,578,324 (1)        88.9%
Jennifer L. Andrews ...........................       25,600 (2)          *
Arthur J. Bacci ...............................      286,100 (3)          *
James R. Boris ................................              -0-          *
Ronald D. Fisher ..............................              -0-          *
Jonathan F. Foster ............................             -0-           *
William A. Lupien .............................              -0-          *
Carmine F. Adimando ...........................              -0-          *
Roy S. Neff ...................................             -0-           *
Donald D. Nickelson ...........................              -0-          *
Trevor B. Price ...............................            1,000          *
Fredric W. Rittereiser ........................    4,513,500 (4)          *
William W. Uchimoto ...........................         6,000(5)          *
Robert J. Warshaw .............................              -0-          *
Fred S. Weingard ..............................        10,000(6)          *
All executive officers and directors of the
Company as a group (12 persons) ...............           42,600          *

*   Represents less than 1%.

(1) OptiMark Innovations Inc., 10 Exchange Place, 24th Floor, Jersey City, NJ 07302, was the only stockholder known by Ashton to beneficially own more than five percent (5%) of its common stock. As of June 30, 2002, Innovations beneficially owned 661,578,324 shares, or 88.9% of Ashton common stock, including 52,870,757 shares issuable upon conversion of the senior secured convertible note executed by Ashton in favor of Innovations on May 7, 2002.

(2) Includes 25,000 shares of common stock which Ms. Andrews has the right to acquire upon the exercise of options, which are currently exercisable at $10.50 per share. Ms. Andrews is also the beneficial owner of 45,000 shares of UTTC common stock (less than 1% of class) issuable upon exercise of options that are currently exercisable at $2.00 per share.

(3) Mr. Bacci is also the beneficial owner of 237,500 shares, or approximately 2.3% of the outstanding common stock of Electronic Market Center, Inc., a majority-owned subsidiary of Ashton ("eMC").

(4) The amount shown includes 403,500 shares of common stock held of record by The Dover Group, Inc., a corporation of which Mr. Rittereiser is the sole stockholder, director and officer. The amount shown also includes 100,000 shares held by Mr. Rittereiser's wife as a gift from her father, Frederick Weimmer, Sr., of which Mr. Rittereiser disclaims beneficial ownership. Mr. Rittereiser is also the beneficial owner of 300,000 shares, or approximately 3.0% of the outstanding common stock of eMC.

(5) Mr. Uchimoto is also the beneficial owner of (i) 500,000 shares of UTTC common stock (approximately 2.7% of class) issuable upon exercise of options that are currently exercisable at $2.00 per share; and (ii) 175,000 shares, or approximately 1.7% of the outstanding common stock of eMC.

(6) Mr Weingard is also the beneficial owner of (i) 650,000 shares of UTTC common stock (approximately 3.4% of class) issuable upon exercise of options that are currently exercisable at $2.00 per share; and (ii) 175,000 shares, or approximately 1.7% of the outstanding common stock of eMC.

                      Equity Compensation Plan Information

         The following table summarizes share and exercise price information about Ashton's equity compensation plans as of March 31, 2002. The table does not include any common stock issuable upon the exercise of the options issued under the 2002 Stock Option Plan for which Ashton is seeking stockholder approval as discussed in Proposal Two.

            Name             Number of Shares to be    Weighted-Average Exercise     Number of Shares Remaining
            ----             -----------------------   --------------------------    --------------------------
                            Issued upon Exercise of       Price of Outstanding      Available for Future Issuance
                            -----------------------       --------------------      -----------------------------
                              Outstanding Options,       Options, Warrants and        under Equity Compensation
                              --------------------       ---------------------        -------------------------
                                  Warrants and                Rights (b)                Plans (Excluding Shares
                                  ------------                ----------                -----------------------
                                   Rights(a)                                            Included in Column (a))
                                   ---------                                            -----------------------
Equity Compensation Plans            138,500                     $3.16                        2,861,500
Approved by Stockholders

Equity Compensation Plans           6,500,817                    $3.49                        1,880,894
Not Approved by
Stockholders (1)
TOTAL                               6,639,317                    $3.48                        4,742,394

(1) In July 1998 and November 1998, our board of directors adopted the 1998 Stock Incentive Plan (see Exhibit A) and the 1999 Stock Incentive Plan (see Exhibit B), respectively. The material provisions of each of the 1998 and 1999 Stock Incentive Plans are described below. Additionally, a total of 291,250 options were granted during 1998 and 1999 at a weighted-average exercise price of $2.83 to three individuals under separate agreements, and were not issued pursuant to any of Ashton's option plans. None of these plans or grants have been approved by Ashton's stockholders. Each of the plans and separate grants include provisions for forfeiture in the event the employee dies or ceases to be in the employment of Ashton or one of its subsidiaries during the first year of employment. In January 2000, we filed Forms S-8 to register 774,009 and 266,027 shares under the 1998 Plan and the 1999 Plan, respectively, and with which S-8s we filed copies of those plans.

1998 Stock Incentive Plan

     A total of 6,450,000 shares for which options may be granted were reserved pursuant to the 1998 Plan. The 1998 Plan was intended to recognize the contributions made to the Company by all employees (including employees who are members of the Board of Directors) of the Company and certain consultants or advisors to the Company, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain, and motivate individuals. In addition, the 1998 Plan was intended as an additional incentive to certain directors of the Company who are not employees of the Company or an affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company. The 1998 Plan was initially comprised of a number of stock option agreements entered into during the period between January 1996 and July 1998 with certain key executives, outside directors and consultants, which agreements became a part of the Plan upon adoption. All grants under the 1998 Plan are in the form of non-qualified stock options. No grant may be made under the plan after July 12, 2003. The Plan is administered by the Compensation Committee. The Company does not have any current plans to make any future grants under the 1998 Plan.

1999 Stock Incentive Plan

     A total of 2,550,000 shares for which options may be granted were reserved pursuant to the 1999 Plan. The 1999 Plan was intended to recognize the contributions made to the Company by all employees (including employees who are members of the Board of Directors) of the Company and certain consultants or advisors to the Company, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain, and motivate individuals. In addition, the 1999 Plan was intended as an additional incentive to certain directors of the Company who are not employees of the Company or an affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company. The 1999 Plan was initially comprised of a number of stock option agreements entered into in 1998 with certain key executives, outside directors and consultants, which agreements became a part of the Plan upon adoption. All grants under the 1999 Plan are in the form of non-qualified stock options. No grant may be made under the plan after November 10, 2005. The Plan is administered by the Compensation Committee. The Company does not have any current plans to make any future grants under the 1999 Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to Ashton during and with respect to the fiscal year ending March 31, 2002, Ashton believes that all of its executive officers, directors and persons who may have been deemed to be greater than 10% stockholders during the year have made all filings required to be made under Section 16(a) of the Securities Exchange Act of 1934, as amended, except that Mr. Rittereiser did not file a report pursuant to Form 4 reporting his receipt on May 11, 2002 of 10,000 shares of Ashton common stock pursuant to his acceptance of a conversion offer to the minority stockholders of UTTC, relating to the conversion of UTTC shares into Ashton common stock, as well as his relinquishment of all vested Ashton options he held as of May 3, 2002. In addition, Messrs. Uchimoto and Weingard relinquished all vested Ashton options they held as of May 3, 2002 and have taken the position that reporting of this relinquishment is not required at this time. Nonetheless, Messrs. Uchimoto and Weingard have reported these relinquishments voluntarily on their Form 4 filings for July 2002.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Innovations

     On May 7, 2002 (the "Closing Date"), Ashton and OptiMark Innovations Inc., a Delaware corporation ("Innovations"), closed the transactions contemplated by the Securities Purchase Agreement by and between Ashton and Innovations dated as of February 4, 2002 (as amended on March 6, 2002 and May 3, 2002, the "Purchase Agreement"). Pursuant to the Purchase Agreement, Ashton issued 608,707,567 shares of its common stock to Innovations. In consideration for the shares, Innovations paid Ashton total consideration of approximately $27.3 million consisting of (i) $7,272,727 in cash and (ii) intellectual property and other non-cash assets valued, for purposes of the transaction, at $20 million. The intellectual property and other non-cash assets acquired by Ashton from Innovations pursuant to the Purchase Agreement are more fully described under Acquisition of Assets below.

     In addition, Innovations loaned Ashton $2,727,273 in cash. The loan was evidenced by a senior secured convertible note executed by Ashton in favor of Innovations (the "Note"), which accrues interest at a rate of 7.5% per annum and matures in May 2007. The Note is convertible at any time and is currently convertible into 52,870,757 shares of Ashton common stock, subject to customary anti-dilution adjustments. The Note is secured by a pledge and security agreement pursuant to which Innovations has received a blanket lien on Ashton's assets, including, without limitation, the pledge of the equity interests of Ashton and UTTC, in each of ATG Trading LLC, a wholly-owned subsidiary of Ashton, eMC, Ashton Technology Canada, Inc., a majority-owned subsidiary of Ashton, Croix Securities, Inc., REB Securities Inc. and NextExchange, Inc., each a wholly-owned subsidiary of UTTC.

     As of June 30, 2002, Innovations owned approximately 88% of the outstanding shares of Ashton common stock. Assuming conversion of the note issued to Innovations, Innovations would own approximately 89% of Ashton common stock, calculated as of May 7, 2002.

     Mr. Warshaw is also the Chief Executive Officer of OptiMark, Inc. ("OptiMark"), a stockholder of Innovations and a wholly-owned subsidiary of OptiMark Holdings, Inc. ("Holdings"), and is paid a base salary and a guaranteed bonus by OptiMark, Inc. OptiMark, Inc. directly compensates Mr. Warshaw for his duties as acting Chief Executive Officer of Ashton. Ashton reimburses OptiMark, Inc. for that portion of Mr. Warshaw's base salary and guaranteed bonus that is attributable to his performance as the acting Chief Executive Officer of Ashton. From May 8, 2002 through July 15, 2002, Ashton has reimbursed OptiMark, Inc. $53,731 related to Mr. Warshaw's compensation.

Investors' Rights Agreement

     On the Closing Date, Ashton and Innovations entered into an Investors' Rights Agreement (the "Rights Agreement"). Pursuant to the Rights Agreement, Innovations acquired certain rights, including but not limited to: (i) preemptive rights to subscribe for future sales by Ashton of Ashton common stock, (ii) registration rights and (iii) the right to designate a number of directors to Ashton's board of directors proportionate to Innovations' ownership of Ashton common stock. In addition, so long as Innovations holds at least 20% of Ashton's common stock, Ashton has agreed that it will not take certain actions without Innovations' prior approval, including, among other things, (i) the issuance of additional Ashton common stock (with certain exceptions), (ii) the repurchase or redemption of its securities, (iii) a merger, consolidation or sale of substantially all of its assets or (iv) engaging in any business other than the business it currently engages in. So long as Innovations has the right to appoint at least one director, certain actions by the Ashton's board of directors cannot be taken without the approval of at least one of the directors appointed by Innovations. Such actions include, among other things, making capital expenditures in excess of certain limits, acquisitions or sales of assets with a value in excess of $50,000 within any fiscal year, incurring debt in excess of $100,000 (with certain exceptions) and repurchasing or redeeming Ashton's securities.

Non-Competition Agreement

     Ashton, Innovations and Holdings executed a non-competition agreement upon the closing of the transaction. The parties currently do not compete. This agreement precludes Innovations, OptiMark, Holdings or any entity that they control from competing on a worldwide basis with Ashton in designing, implementing or operating volume-weighted average pricing trading systems or related services in U.S. and Canadian securities for themselves or any third party. The agreement has a five-year term from the date of its execution.

Changes In Management

     As of the Closing Date, Ashton's board of directors was comprised of five
(5) individuals: Frederic W. Rittereiser, Thomas Brown, K. Ivan Gothner, William
W. Uchimoto and Fred S. Weingard. In accordance with the terms of the Purchase Agreement and the Rights Agreement entered into by Ashton and Innovations in connection therewith, Innovations was entitled initially to install four (4) of the directors that constituted Ashton's board. To that end, Messrs. Brown, Gothner, Rittereiser and Uchimoto resigned from the board of directors as of the Closing Date and on May 8, 2002, Ronald D. Fisher, Trevor B. Price and Robert J. Warshaw were appointed to fill three of the vacancies on Ashton's board of directors resulting from such resignations. In addition, between May 8, 2002 and May 14, 2002, Ashton nominated four (4) additional non-executive directors:
Donald E. Nickelson, as Chairman, James R. Boris, Jonathan F. Foster and Roy S. Neff.

     On April 15, 2002, Fred Rittereiser and Ashton entered into a separation agreement, as amended, that became effective as of the Closing Date pursuant to which, as consideration for Mr. Rittereiser's resignation, release of claims and on-going non-solicitation, non-competition and non-disclosure obligations, Mr. Rittereiser received: (i) a $100,000 payment, (ii) reimbursement of expenses incurred by Mr. Rittereiser from January 18, 2002 through the Closing Date totaling $6,000 and (iii) 4.0 million shares of Ashton's common stock to be registered with the first registration statement filed by Ashton after the Closing Date. In addition, Mr. Rittereiser will receive (i) a $50,000 payment within one year of the Closing Date and (ii) healthcare insurance paid by Ashton for one year following the Closing Date. Mr. Rittereiser waived his right to an extension of the exercise period for his vested non-qualified options to purchase Ashton common stock.

Indemnification Agreement

     OptiMark US Equities, Inc. (f/k/a OptiMark Technologies, Inc.), a wholly-owned subsidiary of Holdings ("Equities"), is a defendant in a litigation captioned Finova Capital Corporation v. OptiMark Technologies, Inc., OptiMark, Inc. and OptiMark Holdings, Inc., Docket No.: HUD-L-3884-01, Superior Court of New Jersey - Hudson County. Finova alleges, among other things, that Equities has effected fraudulent conveyances of certain assets of Holdings (the "Fraudulent Conveyance Claim"). On the Closing Date, Ashton and Equities entered into an Indemnification Agreement (the "Indemnification Agreement"). Pursuant to the Indemnification Agreement, in the event that Finova adds Ashton as a defendant in the litigation, Equities will indemnify Ashton from and against the entirety of any actions resulting from, arising out of, relating to, in the nature of, or caused by the Fraudulent Conveyance Claim.

OptiMark's Control Over Ashton's Business Decisions And Board Of Directors

     As long as Innovations owns a majority of our outstanding common stock, Innovations will be able to elect a majority of our board of directors and control the outcome of any other matter submitted to a vote of our stockholders. Such matters could include:

..    the composition of our board of directors and, through it, decisions with respect to our business direction and policies, including the appointment and removal of officers;

..    any determinations with respect to mergers or other business combinations;

..    acquisition or disposition of assets;

..    our capital structure;

..    payment of dividends on our common stock; and

..    other aspects of our business direction and policies.


     In addition, while Innovations owns at least 20% of our common stock, Innovations will retain control over certain corporate decisions affecting Ashton. See the description of the Rights Agreement set forth above.

Possible Future Transactions Between Ashton And Innovations

     Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that person or entity becomes an interested stockholder unless such transaction is approved by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Prior to the Closing Date, Ashton's board of directors took action, however, to make the provisions of Section 203 inapplicable to a future transaction between Ashton and Innovations or Innovations' affiliates.

     Any merger, consolidation or similar transaction involving Ashton and Innovations will not be subject to Section 203 and super-majority approval of any such transaction will not be required because Ashton's board of directors has approved the transactions resulting in Innovations becoming an interested stockholder of Ashton.

     Ashton and Innovations have not discussed the possibility of Innovations acquiring the minority interest in Ashton in the future. There is no standstill agreement between Ashton and Innovations or any third party agreeing not to proceed with any future business combinations. Innovations could, therefore, enter into a second step transaction to acquire Ashton's remaining outstanding shares. Although Ashton and Innovations did not enter into a standstill agreement, the Rights Agreement requires the consent of a majority of Ashton's board of directors, which consent must include at least one director not appointed to Ashton's board by Innovations or its affiliates, to authorize Ashton to enter into any future business combination, including acquiring the publicly held minority interest in Ashton.

     The descriptions of the Purchase Agreement, Rights Agreement, Note, Exchange Note, Warrant, Intercreditor Agreement, Non-Competition Agreement and Indemnification Agreement discussed above are qualified in their entirety by reference to such documents, each of which is an exhibit hereto.

Acquisition Of Assets

     As of the Closing Date, Ashton acquired intellectual property and other non-cash assets from Innovations valued by Ashton and Innovations for the purposes of the Purchase Agreement at $20 million. While Ashton did not obtain an appraisal or other third party valuation of the fair market value of these assets, that value was based on the acquisition by Draper Fisher Jurvetson ePlanet Ventures, L.P. and affiliated entities ("ePlanet") on April 30, 2002 and May 3, 2002 of common stock, par value $.01 per share, and series B preferred stock, par value $.01 per share, of Innovations for an aggregate purchase price of approximately $10 million.

     The intellectual property and non-cash assets transferred to Ashton by Innovations as partial consideration for the purchase of Ashton's common stock consists of:

..    U.S. provisional patent application (No. 60/323,940 entitled "Volume
     Weighted Average Price System and Method" filed on September 1, 2001) that relates to Volume Weighted Average Price, or "VWAP", trading. The provisional patent application relates to processing orders for trading equity securities at the VWAP and guaranteeing the price and quantity of trades to users who submit orders.

..    Trade secrets and know how relating to VWAP trading.

..    An assignment to Ashton of a license for technology for use in a system for
     VWAP trading.

..    An assignment to Ashton of all rights, duties, and obligations under a bilateral nondisclosure agreement between the licensor of the technology described above and Innovations.

..    Software developed to implement critical components of the VWAP trading system, including certain tools for testing, de-bugging and building source code.

     The provisional patent application will not provide any exclusive rights to Ashton unless and until such application issues into a patent. There can be no assurance that the provisional patent application will issue into a patent.

Other Relationships

     The Dover Group, Inc. and Fredric W. Rittereiser. In April 2000, Mr. Rittereiser entered into an agreement with Morgan Stanley Dean Witter, whereby he pledged certain shares of his Ashton common stock in exchange for a loan in the amount of $500,000. Morgan Stanley requested that Ashton provide additional credit enhancements to secure the Rittereiser loan, in the form of a guarantee by Ashton. Ashton agreed to guarantee the Rittereiser loan up to $500,000, on the condition that Mr. Rittereiser secure our guarantee with sufficient personal collateral pledged to us, and on the condition that the guarantee shall only extend until such time that Mr. Rittereiser either repays the Rittereiser loan or locates other collateral to substitute for our guarantee. Mr. Rittereiser agreed to secure our guarantee of the Rittereiser loan with a first lien on certain real estate that he owned, which was valued in excess of $500,000, and he agreed to repay the Rittereiser loan and/or locate substitute collateral for our guarantee within a reasonable period of time. On September 24, 2001, Mr. Rittereiser repaid his indebtedness to Morgan Stanley, and the latter had released us from our guarantee. At that time, we relinquished our lien on Mr. Rittereiser's real estate that had secured our guarantee.

     Effective May 7, 2002, Mr. Rittereiser resigned from the Ashton Board of Directors.

     Adirondack Capital, LLC and K. Ivan F. Gothner. In May 1997, Ashton retained Adirondack Capital, LLC to provide investment banking and financial advisory services. K. Ivan F. Gothner, a former member of Ashton's Board of Directors, is the Managing Director of Adirondack. The Company terminated the consulting arrangement with Adirondack, effective November 30, 2001. Ashton paid consulting fees to Adirondack amounting to $80,000 during fiscal 2002. Additionally, commencing April 1, 1999, Mr. Gothner began to receive a monthly board retainer fee of $5,000 per month, which was reduced to $1,500 per month for the period from September 2001 through April 2002.

     Effective May 7, 2002, Mr. Gothner resigned from the Ashton Board of Directors.

     Arthur J. Bacci. On January 7, 2002, Ashton and Mr. Bacci, the former President and Chief Operating Officer, and a former director of Ashton entered into a consulting agreement. In consideration for his services in the negotiation of definitive agreements with OptiMark Innovations, Mr. Bacci received a payment of $10,000, and Ashton paid Mr. Bacci's medical coverage through April 1, 2002. Further, on June 13, 2002, the Ashton Board agreed to issue 275,000 shares of common stock to Mr. Bacci in connection with his services in the OptiMark Innovations transaction.

     Effective January 7, 2002, Mr. Bacci resigned from the Ashton Board of Directors.

                                  PROPOSAL TWO

        TO APPROVE THE ADOPTION OF THE ASHTON TECHNOLOGY GROUP, INC. 2002
                                  OPTION PLAN

       THE BOARD OF DIRECTORS OF ASHTON RECOMMENDS THAT HOLDERS OF COMMON
                 STOCK VOTE "FOR" THE APPROVAL OF PROPOSAL TWO.

     At the annual meeting, stockholders will be asked to approve the Company's 2002 Stock Option Plan (the "Plan"). The Plan is designed to enable the Company to offer employees, directors and consultants ("Service Providers") of the Company and its subsidiaries options to purchase the Company's common stock in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and the Company's stockholders. The Plan is set forth in full as Exhibit C to this Proxy Statement and is incorporated herein by reference.

Administration Of The Plan

     The Plan will be administered by the Board or a committee designated by the Board ("Administrator"). The Administrator, subject to the provisions of the Plan, will have the authority to determine and designate employees, directors and consultants to whom awards will be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Administrator may, in its sole discretion, accelerate the vesting of awards or extend the period during which an option may be exercised after an optionee ceases to be a Service Provider to the Company, but not beyond the expiration of the option's stated term. The Administrator may also permit the optionee to pay the option price using cash, previously owned shares, an approved cashless exercise method, or through a recourse promissory note.

     As of July 26, 2002, approximately 39 employees and 5 directors were potentially eligible for grants under the Plan. The Plan does not receive separate consideration for options granted (as opposed to the requirement for payment of the option price to exercise the option). The option price is based on the trading price of the common stock, which as of July 26, 2002 was $0.09.

Types Of Awards

     The Plan contains provisions for granting various awards, including non-qualified stock options and incentive stock options as defined in Section 422 of the Code. All shares under the Plan may be issued under either form of option, and stockholder approval of the Plan constitutes approval to issue up to 190,221,115 shares under the incentive stock options.

     Stock Options. A "stock option" is a contractual right to purchase a number of shares of common stock at a price determined on the date the option is granted. The option price per share of common stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable will be set forth in an option agreement delivered to the optionee at the time of the grant. Subject to the general requirements of the Plan, the specific terms of each option agreement may vary.

     Options will be exercisable at the times and subject to the conditions determined by the Administrator, but no option may remain exercisable more than ten years after the date it is granted. If the optionee ceases to be a Service Provider to the Company for any reason other than death or disability, any option exercisable on the date of the termination of employment may be exercised for a period as specified in the option agreement (ordinarily ninety (90) days unless otherwise determined by the Administrator) or until the expiration of the stated term of the option, whichever period is shorter.

Shares Subject To The Plan

     There are currently 190,221,115 shares of common stock reserved for issuance under the Plan, which is the maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan (all shares described herein are prior to the effect of the reverse stock split proposed in Proposal Three). Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan limits the number of shares of common stock with respect to which options may be granted to any individual during any calendar year to 100,000,000. Shares subject to options that expire, terminate or are cancelled unexercised, shares of restricted stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award of performance shares may be reissued under the Plan.

U.S. Federal Income Tax Consequences

     The U.S. Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

     Nonstatutory Stock Options. Under present U.S. Treasury regulations, an optionee who is granted a nonstatutory option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to U.S. Federal income tax on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price of those shares, and the Company will receive a corresponding deduction. Income tax withholding requirements apply to such excess upon exercise. The optionee's tax basis in the shares acquired upon exercise will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

     Incentive Stock Options ("ISO"). An ISO optionee is not taxed at the time an ISO is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option.

     If the optionee satisfies both the employment rule and the holding rule, for U.S. Federal income tax purposes, the optionee will not realize income upon exercise of the option and the Company will not be allowed a corresponding income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

     If the optionee meets the employment rule, but fails to observe the holding rule (a "disqualifying disposition"), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the disqualifying disposition sale price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term, depending on the length of time the stock was held after the option was exercised). If, however, the disqualifying disposition sale price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the disqualifying disposition sale price over the option exercise price. In both situations, the Company's tax deduction is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any Federal income tax in the event of a disqualifying disposition.

Section 162(m)

     Under Section 162(m) of the Code, the Company may deduct, for federal income tax purposes, compensation paid to its chief executive officer and its four other most highly compensated executive officers only to the extent that such compensation does not exceed $1,000,000 for any individual during any year, provided that compensation that qualifies as "performance-based compensation" is not counted toward the $1,000,000 limit. The Plan includes features necessary for awards thereunder to qualify as "performance-based compensation."

Awards

     On July 9, 2002, the Administrator awarded employees as a group 104,621,612 ISO options at an exercise price per share of eight cents ($0.08), and on July 16, 2002, the Administrator awarded non-employee directors as a group 16,168,796 nonstatutory stock options at an exercise price per share of eight ($0.08) cents. The grants were all made with a standardized four (4)-year vesting schedule where 1/6th of each individual's grant shall vest six months from May 7, 2002 ("Vesting Commencement Date"), 1/6th shall vest one year from the Vesting Commencement Date, and 2/9ths shall vest on each of the second, third, and fourth anniversary dates from the Vesting Commencement Date, subject in each case to the individual optionee's continuing to be a Service Provider to the Company or its subsidiaries on such dates. All grants under the 2002 Plan are contingent on stockholder approval of the Plan.

New Plan Benefits

     The following table shows grants under the 2002 Option Plan that are contingent on stockholder approval of the Plan. Grants under the Plan are discretionary, so we cannot disclose future grants that may be made.

Name                        Principal Position                                               # of Options
                                                                                             ------------
                                                                                                Granted
                                                                                                -------
Robert J. Warshaw           Acting Chief Executive Officer and Director                              -0-
Fredric W. Rittereiser      Former Chairman and Chief Executive Officer                              -0-
Jennifer L. Andrews         Executive Vice President, Finance                                  3,138,648
Arthur J. Bacci             Former President and Chief Operating Officer                             -0-
James S. Pak                Executive Vice President and Chief Financial Officer              14,266,584
Trevor B. Price             President, Chief Operating Officer and Director                   23,777,639
William W. Uchimoto         Executive Vice President and General Counsel                       3,138,648
Fred S. Weingard            Executive Vice President and Chief Technology Officer             14,266,584
Carmine F. Adimando (1)     Nominee                                                                  -0-
William A. Lupien (1)       Nominee                                                                  -0-

All current executive
   officers as a group (6
   persons)                                                                                   58,588,103

All non-executive directors
   as a group (5 persons)                                                                     16,168,796
   (2)

All non-executive employees
   as a group (34 persons)                                                                    46,033,509

(1) Nominees will be granted options upon their election to the Board of Directors similar to the grants made to other directors.
(2) Includes 4,755,528 options granted to Donald E. Nickelson, Chairman of the Board of Directors, and 2,853,317 options for each of the other four current non-executive directors.

Change Of Control

     A "Change of Control" occurs under the plan (i) if any individual, entity, or group acquires or attains ownership of more than 50% of the undiluted total voting power of our then-outstanding securities, excluding holdings by certain identified parties, and a change in the incumbency of the Board occurs within a six-month period, (ii) upon a merger or consolidation with or into another entity whereby more than 50% of the voting securities are held by any entity other than certain identified parties, and (iii) upon the sale, liquidation or disposition of all or substantially all of our assets to one or more individuals, entities or groups, other than certain identified parties. A change of control does not include any transaction or series of transactions directly or indirectly involving OptiMark Innovations Inc., OptiMark, Inc., SOFTBANK Capital Partners, and/or Draper Fisher Jurvetson ePlanet Ventures. If the Company has a change of control, the successor corporation must assume the options or 50% of the unvested portion of each option will become immediately vested and must then be exercised 15 days from the date a notice of such acceleration is provided to the option holder or the options will lapse. The Plan does not provide for acceleration if the options are assumed by a successor (although individual employment agreements or option agreements may so provide), but it provides that such acceleration will occur if the optionee's employment is terminated without "cause" (as defined in the Plan) within one year following a change of control.

Adjustments Upon Changes In Capitalization

     The number of shares covered by each outstanding award, and the number of shares which have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the Plan, as well as the price per share covered by each outstanding award, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares resulting from a stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.

Termination Or Amendment Of The Plan

     The Board may at any time amend, discontinue, or terminate all or any part of the Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that the Company will seek the approval of the Company's stockholders for any amendment if such approval is necessary to comply with the Code or any other applicable rules or regulations. Unless sooner terminated, the Plan will expire on June 13, 2012 and no awards may be granted under the Plan after that date.

                                 PROPOSAL THREE

                      AMENDMENT OF ASHTON'S CERTIFICATE OF
                 INCORPORATION TO EFFECT A "REVERSE STOCK SPLIT"

       THE BOARD OF DIRECTORS OF ASHTON RECOMMENDS THAT HOLDERS OF COMMON
                STOCK VOTE "FOR" THE APPROVAL OF PROPOSAL THREE.

     On July 26, 2002 Ashton's Board of Directors approved an amendment to the Company's Certificate of Incorporation to effect a "reverse stock split" in the range of ten (10) to thirty (30) pre-split shares for one post-split share, the exact magnitude of which would be determined by the Board of Directors. Depending on the exchange ratio ultimately chosen by the Board, the 691,674,817 currently outstanding shares of common stock would be combined into between approximately 69,167,481 and 23,055,827 shares of common stock. The complete text of the proposed amendment is set forth in Exhibit D to this proxy statement.

Reasons For The Proposed Reverse Stock Split

Increase Authorized but Unissued Shares of Common Stock for Future Issuances

     The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Company to create a reserve of additional authorized but unissued shares of common stock for corporate needs. The reverse stock split, if implemented, would not change the number of authorized shares of common stock as designated by our certificate of incorporation or the par value of our common stock. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares remaining available for issuance under our authorized pool of common stock would materially increase. These additional authorized shares of common stock will enhance Ashton's flexibility in connection with possible future actions, such as financings, acquisitions of property and securities of other companies, stock splits, stock dividends, and other corporate purposes. The Board of Directors will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes.

Increase Opportunities for Relisting on Nasdaq at Reduced Listing Fees

     Our common stock was delisted from the Nasdaq National Market on November 7, 2001 and was not eligible for inclusion in Nasdaq's Small Cap Market. Although we have no present intent to seek to relist our common stock on Nasdaq or on any national securities exchange, the proposal establishes a concrete step toward meeting Nasdaq listing standards. This may be achieved by combining the outstanding shares of our common stock so that our outstanding shares, after giving effect to the reverse stock split, trade at a higher price per share than the outstanding shares of our common stock before giving effect to the reverse stock split. We believe that an eventual relisting of our common stock may enhance our access to and our cost of capital and increase our flexibility in responding to anticipated capital requirements. We believe that current and prospective investors will view an investment in Ashton more favorably if shares of our common stock are relisted; and therefore, we believe that we will be able to attract more individual and institutional investors who otherwise would not desire or be permitted (by virtue of their investment criteria) to invest in any of our shares. As Nasdaq listing fees correspond to the number of shares listed, a reverse split will effectively reduce such fees by decreasing the number of shares subject to being listed. No assurance can be provided, however, that our common stock will trade at a higher price or that we will be successful in meeting all the requirements in order to relist our common stock on Nasdaq or an exchange after the reverse stock split.

Effect of Reverse Stock Split is Unpredictable

     In considering the rationale presented above, you should note that the effect of any reverse stock split upon the market price of our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. Many of the benefits discussed above depend on our being able to achieve a sustained increase in our share price. However, we cannot assure you that the trading price of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. In fact, the stock prices of some companies that have recently effected reverse stock splits have subsequently declined back to pre-reverse split levels. Moreover, over the long term, the trading price of our common stock is likely to be a function of fundamental business factors, such as our overall financial condition, revenues, earnings, cash flows and prospects, and overall economic conditions, as opposed to capital restructuring measures.

     The possibility exists that liquidity in the market price of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots generally experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales.

Consequences Of The Reverse Split

     If we implement a "reverse stock split," the number of shares of common stock held by each stockholder would be materially reduced by multiplying the number of shares held immediately before the reverse stock split by between one-tenth and one-thirtieth (depending on the magnitude of the reverse stock split as determined by the Board of Directors), and then rounding down to the nearest whole share. As described in further detail below, we would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split. The reverse stock split would affect our common stock uniformly and would not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash. If the reverse stock split is approved by our stockholders, however, the Company will have a significant number of additional authorized but unissued shares of common stock. If the Company issues additional shares subsequent to the reverse stock split, the dilution to the ownership interest of the Company's existing stockholders may be greater than would otherwise occur had the reverse split not been effectuated because the Board of Directors would have more authorized shares available for issuance.

     Although the increased proportion of authorized but unissued shares to issues shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split is not being proposed in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company's Board of Directors and stockholders. Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Company's Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

     The reverse stock split will not affect the par value of our common stock. As a result, after the Effective Time, the stated capital on Ashton's balance sheet attributable to our common stock will be reduced to a fraction of its present amount (the denominator of which fraction will be between ten and thirty and the numerator of which will be one), and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased after the Effective Time because there will be fewer shares of common stock outstanding. However, prior earnings will be restated on the same basis in future presentations.

     In addition, all outstanding shares of preferred stock, options, warrants and notes convertible for, or entitling their holders to purchase, shares of our common stock, would be adjusted as a result of the proposed reverse stock split, as required by the terms of these securities. None of the rights or preferences currently accruing to holders of our common stock or any of the other securities discussed above would be affected by the reverse stock split.

Implementation Of The Reverse Split

     If the reverse split is approved by the stockholders of the Company, the Board of Directors will set the record date, which shall be no later than October 31, 2002 for stockholders eligible to participate in the reverse stock split. The Board will also determine the appropriate conversion ratio based upon certain factors, including but not limited to the then current price of the Company's common stock and existing and expected marketability and liquidity of the common stock.

     Assuming the reverse stock split described in this Proposal Three is approved by our stockholders, each certificate representing shares of our common stock before the reverse stock split would, as of the effective date of the reverse stock split, be deemed, for all corporate purposes, to evidence ownership of between one-tenth and one-thirtieth (depending on the magnitude of the reverse stock split as determined by the Board of Directors) of the number of shares of common stock represented by that certificate, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the effective date until they surrender their old stock certificates for exchange. All shares of preferred stock, options, warrants and convertible notes would also be automatically and proportionately adjusted on the effective date.

     Our transfer agent, StockTrans, would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into common stock would be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal, to the transfer agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the between one-tenth and one-thirtieth of the number of shares stated on the certificate (depending on the magnitude of the reverse stock split as determined by the Board of Directors), rounded down to the nearest whole share.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE COMPANY UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL REFERRED TO ABOVE.

     Registered holders of our shares who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ultimate conversion factor determined by Ashton's Board of Directors would instead receive cash upon surrender to the transfer agent of the certificates and a properly completed and executed letter of transmittal. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing sale price of our common stock on the trading day immediately preceding the effective date of the reverse stock split.

No Appraisal Rights

     No appraisal rights are available under the Delaware General Corporation Law or under our certificate of incorporation or by-laws to any stockholder who dissents from this proposal. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Certain Federal Income Tax Consequences

     The following is a summary of material U.S. Federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Code. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

     Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. Stockholders who receive cash upon redemption of their fractional share interests in the shares as a result of the reverse stock split would generally recognize gain or loss based on the difference between the cash payments they receive and their adjusted tax basis in the fractional share interests redeemed. A stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

     Our conclusions regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local income tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

                              INDEPENDENT AUDITORS

     Ashton's independent auditors for the fiscal year ended March 31, 2002 were GGK. Ashton's Board of Directors has also selected GGK to be Ashton's independent auditors for the year ended March 31, 2003. The selection of the independent auditors is not being submitted to stockholders because there is no legal requirement to do so. A representative of GGK is expected to be present at the annual meeting and to have the opportunity to make a statement, if he desires to do so, and to be available to respond to appropriate questions.

     GGK has a continuing relationship with American Express Tax and Business Services, Inc., a subsidiary of American Express Company ("AMEX") from which GGK leases auditing staff and through which its partners provide non-audit services. The leased staff are full time, permanent employees of AMEX. As a result of this arrangement, GGK has no full time employees of its own, and therefore, none of the audit services performed were provided by permanent, full time employees of GGK. However, GGK determines the scope and function of its annual audit and interim financial statement reviews, manages and supervises the audit and audit staff supplied by AMEX, and is exclusively responsible for and is the issuer of the opinion delivered to Ashton in connection with its audit.

     During the fiscal year ended March 31, 2002, Ashton paid fees of approximately $20,000 directly to AMEX for non-audit tax preparation services it provided to us. None of these fees paid by Ashton to AMEX were shared by AMEX with GGK or otherwise remitted to GGK by Ashton or AMEX.

     No financial or other employee of Ashton is a former employee or otherwise affiliated with GGK or AMEX.

Audit Fees

     The aggregate fees in connection with our consolidated financial statements for the fiscal year ended March 31, 2002 and the reviews of the financial statements included in our Form 10-Qs for the fiscal year ended March 31, 2002 totaled $121,000.

Financial Information Systems Design and Implementation Fees

     During the fiscal year ended March 31, 2002, no fees were billed for professional services related to financial information systems design and implementation by GGK.

All Other Fees

     The aggregate fees paid for services rendered by GGK, other than for audit services, totaled $47,876 for the fiscal year ended March 31, 2002. These other services involved the review of filings, including registration statements, with the SEC and documents related to financing transactions.

     The Audit Committee has considered whether the provision of the non-audit services described in the preceding paragraphs is compatible with maintaining GGK's independence and concluded that it is.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                              FINANCIAL INFORMATION

     Ashton's financial statements for the year ended March 31, 2002 are included in Ashton's 2002 Annual Report on Form 10-K, as amended, to Stockholders, which is being mailed to Ashton's stockholders with this Proxy Statement. Ashton will provide, without charge, to each stockholder, upon such stockholder's written or oral request, a copy of Ashton's Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2002, which was filed with the Securities and Exchange Commission, by first class mail or other equally prompt means within one business day of receipt of such request. Requests for such documents should be directed to the Secretary of Ashton at 1835 Market Street, Suite 420, Philadelphia, PA 19103, telephone (215) 789-3300. Ashton is incorporating by reference into this Proxy Statement the financial information in its Annual Report on Form 10-K, as amended, including the financial statements, management's discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure, and quantitative and qualitative disclosures about market risk.

WHERE TO OBTAIN MORE INFORMATION

     Ashton is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and files reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials and information from the Commission can be obtained at existing published rates from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge. When requesting such materials and information from the Commission, please reference the Company's Commission file number which is "001-11747."

STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for stockholder action at Ashton's annual meetings consistent with regulations adopted by the SEC. For stockholder proposals to be considered by the Board of Directors for inclusion in the Proxy Statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, they must be submitted to Ashton not later than April 17, 2003. If any stockholder wishes to present a proposal for consideration at the 2003 Annual Meeting of Stockholders that is not included in the Proxy Statement relating to such meeting and fails to submit such proposal to the Secretary of Ashton on or before July 1, 2003, then the Board of Directors will be allowed to use its discretionary voting authority when the proposal is raised at the Annual Meeting, without any discussion of the matter in its proxy statement. All proposals should be addressed to Ashton at 1835 Market Street, Suite 420, Philadelphia, PA 19103, Attention: President. Nothing in this paragraph shall be deemed to require Ashton to include in its proxy materials relating to such Annual Meeting of Stockholders any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC and Ashton's By-laws at that time in effect.

OTHER MATTERS

     Management does not know of any other matters to come before the Annual Meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on such matters.

                                             By Order of the Board of Directors,

                                             /s/ Robert J. Warshaw
                                             Robert J. Warshaw
                                             Chief Executive Officer

August 12, 2002

                        The Ashton Technology Group, Inc.
       Proxy Card for Annual Meeting of Stockholders on September 13, 2002

     The undersigned stockholder hereby appoints James S. Pak and William W. Uchimoto, and each of them, each with full power to act alone and with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Stockholders of The Ashton Technology Group, Inc. (the "Company"), to be held at 9:00 a.m. on Friday, September 13, 2002, at The Ashton Technology Group, Inc., 11 Penn Center, 1835 Market Street, Suite 420, Philadelphia, PA, or at any postponements, continuations or adjournments thereof, and to vote all shares of Common Stock of Ashton, par value $.01 per share, held by the signatory at the close of business on August 12, 2002, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof with respect to the matters described below.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholders. If no direction is made, this proxy will be voted "FOR" the election of the nominees for Director listed below, "FOR" the approval of The Ashton Technology Group, Inc. 2002 Option Plan, and "FOR" the amendment to Ashton's Certificate of Incorporation to authorize a reverse stock split of the Company's common stock. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any and all postponements, continuations or adjournments thereof.

     This proxy is solicited on behalf of the Board of Directors of Ashton. The Board of Directors of Ashton recommends that you vote "FOR" the nominees for Director, "FOR" the approval of The Ashton Technology Group, Inc. 2002 Option Plan, and "FOR" the amendment to Ashton's Certificate of Incorporation to authorize a reverse stock split of the Company's common stock.

1.   Election of Directors:

     James R. Boris, Ronald D. Fisher, Jonathan F. Foster, William A. Lupien, Carmine F. Adimando, Roy S. Neff, Donald D. Nickelson, Fred S. Weingard, and Robert J. Warshaw.

              FOR                 WITHHELD           FOR ALL EXCEPT
             [___]                 [___]                [___]

If you wish to withhold authority to vote your shares from any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

2.   Approval of the Ashton Technology Group, Inc. 2002 Stock Option Plan

     To approve the Company's 2002 Stock Option Plan as approved by the Board of Directors on June 13, 2002.

              FOR                 AGAINST              ABSTAIN
             [___]                 [___]                [___]

3. Amend Ashton's Certificate of Incorporation to authorize a reverse split of the Company's common stock

     To authorize the Board of Directors to amend Ashton's Certificate of Incorporation to authorize a reverse split of the Company's common stock.

              FOR                 AGAINST              ABSTAIN
             [___]                 [___]                [___]

                 [ X ] Please mark your vote as in this example
                  ---

     The undersigned hereby acknowledges receipt of the Annual Report, notice of the annual meeting of stockholders and the proxy statement and hereby revokes all previously granted proxies.

                   Please be sure to sign and date this proxy

Date: _________________                            ____________________________
                                                   Stockholder sign here


                                                   ____________________________
                                                   Co-owner sign here

     Please sign this proxy exactly as your name(s) appear(s) on the books of Ashton. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      Please vote, date, sign and return promptly in the enclosed envelope.

                                                                       EXHIBIT A

                        THE ASHTON TECHNOLOGY GROUP, INC.
                            1998 STOCK INCENTIVE PLAN
               (Amended and Restated, Effective December 30, 1999)

       1. Purpose. The Ashton Technology Group, Inc. (the "Company") adopted a stock incentive plan (the "1998 Plan") in July, 1998. The 1998 Plan is intended to recognize the contributions made to the Company by all employees (including employees who are members of the Board of Directors) of the Company or any Affiliate (as defined below), and certain consultants or advisors to the Company or an Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). In addition, the 1998 Plan is intended as an additional incentive to certain directors of the Company who are not employees of the Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock.

       The 1998 Plan was initially comprised of a number of stock option agreements entered into with certain key executives, outside directors and consultants. These currently outstanding agreements (the "Pre-1999 Agreements") are listed on Schedule I attached at the end hereof. This amended and restated plan document is not intended to, and does not, amend the Pre-1999 Agreements and if there is any inconsistency between any provisions of this amended and restated plan document and one or more of the Pre-1999 Agreements, the latter shall control. However, those Pre-1999 Agreements continue to be a part of this amended and restated plan document.

       2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

              (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

              (b) "Board of Directors" means the Board of Directors of the Company.

              (c) "Code" means the Internal Revenue Code of 1986, as amended. Each reference to a particular section of the Code shall include any successor to that section.

              (d) "Committee" shall have the meaning set forth in Section 3 hereof.

              (e) "Company" means The Ashton Technology Group, Inc., a Delaware corporation.

              (f) "Disability" shall have the meaning set forth in section 22(e)(3) of the Code.

              (g) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) hereof.

              (h) "Non-Employee Director" means a member of the Board of Directors who is not an employee of the Company or an Affiliate.

              (i) "Option" means a non-qualified stock option granted under this Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of section 422(b) of the Code.

              (j) "Optionee" means a person to whom an Option has been granted, which Option has not been exercised and has not expired or terminated for any reason.

              (k) "Option Document" means the document described in Section 8 hereof which sets forth the terms and conditions of each grant of Options.

              (l) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) hereof.

            (m) "Plan" means the Company's amended and restated 1998 Stock Incentive Plan set forth herein.

            (n) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act").

            (o) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Exchange Act or any successor rule.

            (p) "Shares" mean the shares of Common Stock of the Company which are or can be the subject of Options.

            (q) "Unrelated Director" shall mean a member of the Board of Directors who is both a "non-employee director" within the meaning of Rule 16b-3, and an "outside director" within the meaning of Treasury Regulation section 1.162-27(e)(3).

       3. Administration of the Plan. The Plan shall be administered by the Board; provided, however, that the Board of Directors may designate a committee of the Board of Directors composed of two or more Unrelated Directors to administer the Plan with respect to the Section 16 Officers, directors, and/or key employees. Alternatively, the Board of Directors may designate two committees to operate and administer the Plan in its stead, one committee composed of two or more Unrelated Directors to operate and administer the Plan with respect to the Company's Section 16 Officers and the directors, and another committee composed of two or more directors (which may include directors who are not Unrelated Directors) to operate and administer the Plan with respect to persons other than Section 16 Officers or directors. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is herein referred to as the "Committee."

            (a) Meetings. The Committee shall hold meetings at such times and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board of Directors.

              (b) Grants. The Committee shall from time to time, and subject to the provisions of the Plan and to such other terms and conditions as the Committee may prescribe, direct the Company to grant Options pursuant to the terms of the Plan. The date an Option is granted (the "Grant Date") shall be the date selected by the Committee on which the Committee allots a specific number of Shares to an Optionee pursuant to the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, the times at which, and the price at which Options shall be granted, (ii) determine the number of Shares subject thereto, (iii) determine that Options granted to Non-Employee Directors shall be granted only upon unanimous vote of the Committee or of directors not receiving any such Options; and (iv) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. Notwithstanding the foregoing, no person may be granted Options to acquire more than Five Hundred Thousand (500,000) Shares in any calendar year, subject to adjustment as provided in Section 9 hereof. In making such determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

              (c) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the

Company, or an Affiliate, or the Company's stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under applicable law, and (iv) any transaction from which the member derived an improper personal benefit.

            (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors. Each member of the Committee shall be entitled, without further action on his or her part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

       4. Options under the Plan. All Options under the Plan shall be in the form of non-qualified stock options.


       5. Eligibility. All employees of the Company or an Affiliate, consultants and advisors to the Company or an Affiliate, and members of the Board of Directors shall be eligible to receive Options hereunder.

       6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is Six Million Four Hundred Fifty (6,450,000) Shares, subject to adjustment as provided in Section 9 hereof. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares may again be the subject of one or more Options granted pursuant to the Plan.

       7. Term of the Plan. The Plan was effective as of July 13, 1998. No Option may be granted under the Plan after July 12, 2003.

       8. Option Documents and Terms. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

            (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains.

            (b) Option Price. Each Option Document shall state the Option
Price which shall be more than, equal to or less than the Fair Market Value of the Shares on the date the Option is granted, as shall be determined by the Committee, in its sole discretion and in accordance with this Subsection 8(b). If the Common Stock is traded in a public market, then the Fair Market Value per share shall be the average of the high and low reported sales prices thereof on the date of grant on the principal exchange on which the Common Stock is traded (or, if there is no such trading on the applicable date, the last preceding date on which there was such trading). If the Common Stock is not traded in a public market, the Committee shall adopt such other method of determining Fair Market Value as shall be authorized by the Code and the rules and regulations thereunder.

            (c) Exercise. Each Option shall be granted for a term of no more than 10 years and shall first be exercisable or shall become exercisable according to the vesting schedule as is determined by the Committee and provided in the Option Document. The exercisable portion of an Option may be exercised in whole or part at any time prior to the event or date when the Option or a portion thereof becomes unexercisable, as provided in the Option Document, except that any partial exercise shall be for whole Shares only. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
(b) the Optionee has been advised and understands that (i) the Shares may not have been registered under the Act and therefore may be "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and
(d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that the issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

          (d)  Medium of Payment. An Optionee shall pay for Shares (i) in cash,
(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid certain accounting consequences that may result from the use of shares of Common Stock as payment of the Option Price upon exercise of an Option and in satisfaction of any withholding obligation.

          (e)  Termination of Options.

          (i) No Option shall be exercisable after the first to occur of the following:

               (A)  Expiration of the Option term specified in the Option
Document;

               (B) Except to the extent otherwise provided in the Option Document, expiration of thirty days from the date the Optionee's employment or service with the Company or an Affiliate terminates for any reason other than Disability, retirement or death or as otherwise specified in Subsection (D) or
(G), below;

               (C) Except to the extent otherwise provided in the Option Document, expiration of one year from the date the Optionee's employment or service with the Company or an Affiliate terminates due to the Optionee's Disability, retirement or death;

               (D) Except to the extent otherwise provided in the Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

               (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

               (F) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

               (G) The date, if any, set by the Committee as an accelerated expiration date in the event of a change in the required financial accounting treatment for stock options from that in effect on the effective date of this Plan that adversely affects or may adversely affect the Company in the foreseeable future.

                    (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A) hereof. The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i), but permitted by this Subsection 8(e)(ii), shall be deemed to be an Option term approved by the Committee and consented to by the Optionee.

          (f) Cash Payment in Lieu of Stock. Notwithstanding anything to the contrary contained herein, if at the time any Option or any exercisable portion thereof is delivered for exercise to the Company, or at any time prior to the issuance of a certificate of stock in respect of such Option or portion thereof, the Common Stock has ceased to be listed on any national securities exchange or otherwise publicly traded (whether or not listed on any stock exchange), the Committee, in its sole discretion, shall have the choice of delivering (i) shares of Common Stock or (ii) a cash payment in lieu of shares of Common Stock equal to the difference between the Fair Market Value of the Common Stock and the Option Price, multiplied by the number of Shares that would have been issued upon such exercise.

          (g) Transfers. No Option granted under the Plan may be transferred, unless such transfer is to a "Permitted Transferee." For purposes of this Plan, "Permitted Transferee" means either of the following: (i) a person that receives the Option by will or by the laws of descent and distribution, or (ii) a person that receives the Option after the Committee, in the manner established by the Committee, has issued or amended an Option Document the terms of which permit all or a portion of the Option to be irrevocably transferred by the Optionee by bona fide gift, with no consideration for the transfer, to any of the Optionee's parents, spouse, children or any other person who is a beneficiary under any insurance policy for which the premiums are paid by the Company, or a trust for the benefit of any of the foregoing, and the Optionee has made such transfer, so notified the Company, identified the Option transferred, the identity of the transferee and the category of Permitted Transferee to which the transferee belongs.

     Such transferred Option, once transferred, may not again be transferred except by will or by the laws of descent and distribution and will remain subject to the same terms and conditions of the Option Document in effect immediately before the transfer and any such transferred Option may be exercised only by such transferee during the transferee's lifetime (if the transferee is not a trust).

          (h) Other Provisions. Subject to the provisions of the Plan, the Option Document shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend the Option Document issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(G) hereof.

     9.   Adjustments on Changes in Capitalization.

          (a) In the event that the outstanding shares of Common Stock are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the Grant Date and which are convertible into Common Stock) or dividends payable in shares of Common Stock (collectively, a "Change in Capital Structure"), an equitable adjustment shall be made by the Committee in the aggregate number of Shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding Options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of such corporate event, if the Options held by such Optionee have not previously terminated, be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of Shares covered by his or her Option.

          (b) Any adjustment under this Section 9 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

          (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     10. Amendment of the Plan. The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable. However, no amendment to the Plan shall adversely affect any outstanding Option without the consent of the Optionee.

     11. No Commitment to Retain. The grant of an Option Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or an Affiliate and/or as a member of the Board of Directors or in any other capacity or to entitle the Optionee to receive any remuneration or payments from the Company.

     12. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

     13. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Exchange Act) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3 or of section 162(m) of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act.

     14. Merger or Consolidation, Recapitalization, Etc. In its absolute discretion, and on such terms and conditions as it may deem appropriate, the Committee may at any time provide that the Options cannot be exercised after the merger or consolidation of the Company with or into another corporation, the sale or other disposition of all or substantially all of the assets of the Company (including the exchange of such assets for the securities of another corporation), the acquisition by another person of 80% or more of the Company's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, and if the Committee so provides, a resolution of its Board of Directors adopted prior to the occurrence of such merger, consolidation, disposition, acquisition, recapitalization, reclassification, liquidation, may provide that, for some period of time prior to such event, the Option shall be exercisable as to all Shares subject thereto, and/or that the Optionee shall receive cash, in lieu of exercising the Option, in the amount by which the Fair Market Value, as of the date of such event, of the number of Shares to which the Option relates exceeds the Option Price for the Shares, and that upon the occurrence of such event, the Option shall terminate and be of no further force or effect; provided, however, that the Committee may provide, in its absolute discretion, that the Option shall remain exercisable after any such event in the manner described in Subsection 9(a) hereof.

     15. Jurisdiction. Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the Commonwealth of Pennsylvania, as the Company may elect in its sole discretion, and the Optionee agrees to submit to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Optionee appoints the Secretary of the Company, as the Optionee's agent upon whom process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the

Optionee, shall be deemed in every respect effective service of process upon him or her in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other matter permitted by applicable law or to obtain jurisdiction over the Optionee, in such other jurisdictions, and in any such manner, as may be permitted by applicable law. No suit, action or proceeding against the Company with respect to this Agreement may be brought other than in a court of competent jurisdiction in the Commonwealth of Pennsylvania, and the Optionee hereby waives any right which he or she may otherwise have had to bring such an action in any court.

     16. Substituted Options. If the Committee cancels, with the consent of an Optionee, any Option and a new option is substituted therefor, then the Committee may, in its discretion, provide that the Grant Date of the canceled Option shall be the date used to determine the earliest date or dates for exercising or disposing of the new substituted option so that the Optionee may exercise or dispose of the substituted option at the same time as if the Optionee had held the substituted option since the Grant Date of the canceled Option; provided, however, that no Optionee who for purposes of Section 16 of the Exchange Act is treated as an officer, director or 10% stockholder of the Company may dispose of a substituted stock option, prior to the end of the required holding period following the Grant Date (calculated without reference to this Section 16).

     17. Non-Uniform Determinations. The determinations under the Plan need not be uniform and may be made by the Committee or the Board of Directors selectively among persons who receive, or who are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Option Documents as to (a) the persons to receive Options under the Plan and (b) the terms and provisions of the Options.

                                                                       EXHIBIT B

                        THE ASHTON TECHNOLOGY GROUP, INC.
                            1999 STOCK INCENTIVE PLAN
               (Amended and Restated, Effective December 30, 1999)

     1. Purpose. The Ashton Technology Group, Inc. (the "Company") adopted a stock incentive plan (the "1999 Plan") in November 1998 and revised in July 1999. The 1999 Plan is intended to recognize the contributions made to the Company by all employees (including employees who are members of the Board of Directors) of the Company or any Affiliate (as defined below), and certain consultants or advisors to the Company or an Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). In addition, the 1999 Plan is intended as an additional incentive to certain directors of the Company who are not employees of the Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock.

     The 1999 Plan was initially comprised of a number of stock option agreements entered into with certain key executives, outside directors and consultants. These currently outstanding agreements (the "Pre-2000 Agreements") are listed on Schedule I attached at the end hereof. This amended and restated plan document is not intended to, and does not, amend the Pre-2000 Agreements and if there is any inconsistency between any provisions of this amended and restated plan document and one or more of the Pre-2000 Agreements, the latter shall control. However, those Pre-2000 Agreements continue to be a part of this amended and restated plan document.

     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

          (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

          (b)  "Board of Directors" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended. Each reference to a particular section of the Code shall include any successor to that section.

          (d)  "Committee" shall have the meaning set forth in Section 3 hereof.

          (e) "Company" means The Ashton Technology Group, Inc., a Delaware corporation.

          (f) "Disability" shall have the meaning set forth in section 22(e)(3) of the Code.

          (g) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) hereof.

          (h) "Non-Employee Director" means a member of the Board of Directors who is not an employee of the Company or an Affiliate.

          (i) "Option" means a non-qualified stock option granted under this Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of section 422(b) of the Code.

          (j) "Optionee" means a person to whom an Option has been granted, which Option has not been exercised and has not expired or terminated for any reason.

          (k) "Option Document" means the document described in Section 8 hereof which sets forth the terms and conditions of each grant of Options.

          (l) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) hereof.

          (m) "Plan" means the Company's amended and restated 1999 Stock Incentive Plan set forth herein.

          (n) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act").

          (o) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Exchange Act or any successor rule.

          (p) "Shares" mean the shares of Common Stock of the Company which are or can be the subject of Options.

          (q) "Unrelated Director" shall mean a member of the Board of Directors who is both a "non-employee director" within the meaning of Rule 16b-3, and an "outside director" within the meaning of Treasury Regulation section 1.162-27(e)(3).

     3. Administration of the Plan. The Plan shall be administered by the Board; provided, however, that the Board of Directors may designate a committee of the Board of Directors composed of two or more Unrelated Directors to administer the Plan with respect to the Section 16 Officers, directors, and/or key employees. Alternatively, the Board of Directors may designate two committees to operate and administer the Plan in its stead, one committee composed of two or more Unrelated Directors to operate and administer the Plan with respect to the Company's Section 16 Officers and the directors, and another committee composed of two or more directors (which may include directors who are not Unrelated Directors) to operate and administer the Plan with respect to persons other than Section 16 Officers or directors. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is herein referred to as the "Committee."

          (a) Meetings. The Committee shall hold meetings at such times and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board of Directors.

          (b) Grants. The Committee shall from time to time, and subject to the provisions of the Plan and to such other terms and conditions as the Committee may prescribe, direct the Company to grant Options pursuant to the terms of the Plan. The date an Option is granted (the "Grant Date") shall be the date selected by the Committee on which the Committee allots a specific number of Shares to an Optionee pursuant to the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, the times at which, and the price at which Options shall be granted, (ii) determine the number of Shares subject thereto, (iii) determine that Options granted to Non-Employee Directors shall be granted only upon unanimous vote of the Committee or of directors not receiving any such Options; and (iv) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. Notwithstanding the foregoing, no person may be granted Options to acquire more than One Million (1,000,000) Shares in any calendar year, subject to adjustment as provided in Section 9 hereof. In making such determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

          (c) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the

Company, or an Affiliate, or the Company's stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under applicable law, and (iv) any transaction from which the member derived an improper personal benefit.

          (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors. Each member of the Committee shall be entitled, without further action on his or her part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

     4. Options under the Plan. All Options under the Plan shall be in the form of non-qualified stock options.

     5. Eligibility. All employees of the Company or an Affiliate, consultants and advisors to the Company or an Affiliate, and members of the Board of Directors shall be eligible to receive Options hereunder.

     6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is Two Million, Five Hundred and Fifty Thousand (2,550,000) Shares, subject to adjustment as provided in
Section 9 hereof. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares may again be the subject of one or more Options granted pursuant to the Plan.

     7. Term of the Plan. The Plan was effective as of November 11, 1998. No Option may be granted under the Plan after November 10, 2005.

     8. Option Documents and Terms. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains.

          (b) Option Price. Each Option Document shall state the Option Price which shall be more than, equal to or less than the Fair Market Value of the Shares on the date the Option is granted, as shall be determined by the Committee, in its sole discretion and in accordance with this Subsection 8(b). If the Common Stock is traded in a public market, then the Fair Market Value per share shall be the average of the high and low reported sales prices thereof on the date of grant on the principal exchange on which the Common Stock is traded (or, if there is no such trading on the applicable date, the last preceding date on which there was such trading). If the Common Stock is not traded in a public market, the Committee shall adopt such other method of determining Fair Market Value as shall be authorized by the Code and the rules and regulations thereunder.

          (c) Exercise. Each Option shall be granted for a term of no more than 10 years and shall first be exercisable or shall become exercisable according to the vesting schedule as is determined by the Committee and provided in the Option Document. The exercisable portion of an Option may be exercised in whole or part at any time prior to the event or date when the Option or a portion thereof becomes unexercisable, as provided in the Option Document, except that any partial exercise shall be for whole Shares only. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
(b) the Optionee has been advised and understands that (i) the Shares may not have been registered under the Act and therefore may be "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and
(d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that the issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

          (d)  Medium of Payment. An Optionee shall pay for Shares (i) in cash,
(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid certain accounting consequences that may result from the use of shares of Common Stock as payment of the Option Price upon exercise of an Option and in satisfaction of any withholding obligation.

          (e)  Termination of Options.

          (i) No Option shall be exercisable after the first to occur of the following:

               (A)  Expiration of the Option term specified in the Option
Document;

               (B) Except to the extent otherwise provided in the Option Document, expiration of thirty days from the date the Optionee's employment or service with the Company or an Affiliate terminates for any reason other than Disability, retirement or death or as otherwise specified in Subsection (D) or
(G), below;

               (C) Except to the extent otherwise provided in the Option Document, expiration of one year from the date the Optionee's employment or service with the Company or an Affiliate terminates due to the Optionee's Disability, retirement or death;

               (D) Except to the extent otherwise provided in the Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

               (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

                    (F) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

                    (G) The date, if any, set by the Committee as an accelerated expiration date in the event of a change in the required financial accounting treatment for stock options from that in effect on the effective date of this Plan that adversely affects or may adversely affect the Company in the foreseeable future.

               (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A) hereof. The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i), but permitted by this Subsection 8(e)(ii), shall be deemed to be an Option term approved by the Committee and consented to by the Optionee.

          (f) Cash Payment in Lieu of Stock. Notwithstanding anything to the contrary contained herein, if at the time any Option or any exercisable portion thereof is delivered for exercise to the Company, or at any time prior to the issuance of a certificate of stock in respect of such Option or portion thereof, the Common Stock has ceased to be listed on any national securities exchange or otherwise publicly traded (whether or not listed on any stock exchange), the Committee, in its sole discretion, shall have the choice of delivering (i) shares of Common Stock or (ii) a cash payment in lieu of shares of Common Stock equal to the difference between the Fair Market Value of the Common Stock and the Option Price, multiplied by the number of Shares that would have been issued upon such exercise.

          (g) Transfers. No Option granted under the Plan may be transferred, unless such transfer is to a "Permitted Transferee." For purposes of this Plan, "Permitted Transferee" means either of the following: (i) a person that receives the Option by will or by the laws of descent and distribution, or (ii) a person that receives the Option after the Committee, in the manner established by the Committee, has issued or amended an Option Document the terms of which permit all or a portion of the Option to be irrevocably transferred by the Optionee by bona fide gift, with no consideration for the transfer, to any of the Optionee's parents, spouse, children or any other person who is a beneficiary under any insurance policy for which the premiums are paid by the Company, or a trust for the benefit of any of the foregoing, and the Optionee has made such transfer, so notified the Company, identified the Option transferred, the identity of the transferee and the category of Permitted Transferee to which the transferee belongs.

     Such transferred Option, once transferred, may not again be transferred except by will or by the laws of descent and distribution and will remain subject to the same terms and conditions of the Option Document in effect immediately before the transfer and any such transferred Option may be exercised only by such transferee during the transferee's lifetime (if the transferee is not a trust).

          (h) Other Provisions. Subject to the provisions of the Plan, the Option Document shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend the Option Document issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(G) hereof.

     9.   Adjustments on Changes in Capitalization.

          (a) In the event that the outstanding shares of Common Stock are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the Grant Date and which are convertible into Common Stock) or dividends payable in shares of Common Stock (collectively, a "Change in Capital Structure"), an equitable adjustment shall be made by the Committee in the aggregate number of Shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding Options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of such corporate event, if the Options held by such Optionee have not previously terminated, be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of Shares covered by his or her Option.

          (b) Any adjustment under this Section 9 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

          (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     10. Amendment of the Plan. The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable. However, no amendment to the Plan shall adversely affect any outstanding Option without the consent of the Optionee.

     11. No Commitment to Retain. The grant of an Option Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or an Affiliate and/or as a member of the Board of Directors or in any other capacity or to entitle the Optionee to receive any remuneration or payments from the Company.

     12. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

     13. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Exchange Act) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3 or of section 162(m) of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act.

     14. Merger or Consolidation, Recapitalization, Etc. In its absolute discretion, and on such terms and conditions as it may deem appropriate, the Committee may at any time provide that the Options cannot be exercised after the merger or consolidation of the Company with or into another corporation, the sale or other disposition of all or substantially all of the assets of the Company (including the exchange of such assets for the securities of another corporation), the acquisition by another person of 80% or more of the Company's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, and if the Committee so provides, a resolution of its Board of Directors adopted prior to the occurrence of such merger, consolidation, disposition, acquisition, recapitalization, reclassification, liquidation, may provide that, for some period of time prior to such event, the Option shall be exercisable as to all Shares subject thereto, and/or that the Optionee shall receive cash, in lieu of exercising the Option, in the amount by which the Fair Market Value, as of the date of such event, of the number of Shares to which the Option relates exceeds the Option Price for the Shares, and that upon the occurrence of such event, the Option shall terminate and be of no further force or effect; provided, however, that the Committee may provide, in its absolute discretion, that the Option shall remain exercisable after any such event in the manner described in Subsection 9(a) hereof.

     15. Jurisdiction. Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the Commonwealth of Pennsylvania, as the Company may elect in its sole discretion, and the Optionee agrees to submit to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Optionee appoints the Secretary of the Company, as the Optionee's agent upon whom process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the

Optionee, shall be deemed in every respect effective service of process upon him or her in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other matter permitted by applicable law or to obtain jurisdiction over the Optionee, in such other jurisdictions, and in any such manner, as may be permitted by applicable law. No suit, action or proceeding against the Company with respect to this Agreement may be brought other than in a court of competent jurisdiction in the Commonwealth of Pennsylvania, and the Optionee hereby waives any right which he or she may otherwise have had to bring such an action in any court.

     16. Substituted Options. If the Committee cancels, with the consent of an Optionee, any Option and a new option is substituted therefor, then the Committee may, in its discretion, provide that the Grant Date of the canceled Option shall be the date used to determine the earliest date or dates for exercising or disposing of the new substituted option so that the Optionee may exercise or dispose of the substituted option at the same time as if the Optionee had held the substituted option since the Grant Date of the canceled Option; provided, however, that no Optionee who for purposes of Section 16 of the Exchange Act is treated as an officer, director or 10% stockholder of the Company may dispose of a substituted stock option, prior to the end of the required holding period following the Grant Date (calculated without reference to this Section 16).

     17. Non-Uniform Determinations. The determinations under the Plan need not be uniform and may be made by the Committee or the Board of Directors selectively among persons who receive, or who are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Option Documents as to (a) the persons to receive Options under the Plan and (b) the terms and provisions of the Options.

                                                                       EXHIBIT C

                        THE ASHTON TECHNOLOGY GROUP, INC.
                             2002 STOCK OPTION PLAN

Purposes of the Plan. The purposes of this Plan are (i) to attract and retain the best available personnel, (ii) to provide additional incentive to Employees, Directors and Consultants, and (iii) to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

       1.  Definitions. As used herein, the following definitions shall apply:

           (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

           (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under state corporate laws, federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

           (c) "Award" means an award of Options pursuant to the terms of the Plan.

           (d)  "Board" means the Board of Directors of the Company.

           (e) "Cause" means (i) any act of personal dishonesty taken by the Optionee in connection with Optionee's responsibilities with the Company and intended to result in substantial personal enrichment of the Optionee, (ii) Optionee's conviction of or plea of nolo contendere to a felony, (iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company, and (iv) following delivery to the Optionee of a written demand for performance from the Company, which describes the basis for the Company's belief that the Optionee has not substantially performed his duties, continued violations by the Optionee of the Optionee's obligations to the Company which are demonstrably willful and deliberate on the Optionee's part.

           (f) "Change of Control" means the occurrence of any of the following events:

                (i) Any "person," (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than OptiMark Innovations Inc., OptiMark, Inc., SOFTBANK Capital Partners, and Draper Fisher Jurvetson ePlanet Ventures or any person that controls, is controlled by, or under common control with each or any of them, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company's then outstanding voting securities, and a change in the composition of the Board occurs within a six (6)-month period, as a result of which fewer than a majority of the Directors are Incumbent Directors; or

                (ii) The consummation of a merger or consolidation of the Company with any other corporation whereby more than fifty percent (50%) of the total voting power represented by the new or surviving company's outstanding voting securities is held by a beneficial owner other than OptiMark Innovations Inc., OptiMark, Inc., SOFTBANK Capital Partners, and/or Draper Fisher Jurvetson ePlanet Ventures or any person that controls, is controlled by, or under common control with each or any of them; or

                (iii) The consummation of the sale, liquidation or disposition by the Company of all or substantially all of the Company's assets to an acquiror[s] that does not control, is not controlled by, or under common control with OptiMark Innovations Inc., OptiMark, Inc., SOFTBANK Capital Partners, and/or Draper Fisher Jurvetson ePlanet Ventures.

              (g) "Code" means the Internal Revenue Code of 1986, as amended.

              (h) "Committee" means a committee of Directors appointed by the Board in accordance with Section 3 of the Plan.

              (i) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

              (j) "Company" means The Ashton Technology Group, Inc., a Delaware corporation.

              (k) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

              (l) "Director" means a member of the Board of the Company.

              (m) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

              (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

              (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock or if the established market appears not to be a reliable indicator of Share value, the Fair Market Value shall be determined in good faith by the Administrator.

              (q) "Incentive Stock Option" means an Option granted to an Employee that is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder and are designated in the Option Agreement and Notice of Grant as an Incentive Stock Option.

              (r) "Incumbent Directors" shall mean Directors who are Directors immediately prior to any transaction whereby any person becomes the beneficial owner of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company's then outstanding voting securities as contemplated and defined in Section 1(f)(i) which defines "Change of Control."

              (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (t) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

              (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (v)  "Option" means a stock option granted pursuant to the Plan.

              (w) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

              (x) "Optioned Stock" means the Common Stock subject to an Option Agreement.

              (y) "Optionee" means the holder of an outstanding Award granted under the Plan.

              (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (aa) "Plan" means this 2002 Stock Option Plan, as amended, restated, supplemented or otherwise modified from time to time.

              (bb) "Predecessor Plans" means collectively, the Company's 1998 and 1999 stock option plans, and 2000 stock incentive plan in effect immediately prior to the effective date of this Plan.

              (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

              (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

              (ee) "Service Provider" means an Employee, Director or Consultant. In accordance with Section 3(b)(ii), a Service Provider shall not be entitled to Awards under this Plan solely by reason of being an Employee, Director or Consultant.

              (ff) "Share" means a share of Common Stock, as adjusted in accordance with Section 11 of the Plan.

              (gg) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       2.     Shares Subject to the Plan.

            (a) Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares authorized for issuance under the Plan is 190,221,115. The Shares may be authorized, but unissued, or reacquired Common Stock. The Company may transfer, or set aside for transfer, the maximum number of Shares authorized under the Plan, pursuant to grants of either Incentive Stock Options or Nonstatutory Stock Options, or any combination thereof.

            (b) If an Award expires or becomes unexercisable without having been exercised or converted in full, the unpurchased or unissued Shares which were subject thereto shall become available for future issuance under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option , shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future award under the Plan.

       3.   Administration of the Plan.

            (a) Procedure.

                (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                (ii) Section 162(m). To qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                (iii) Rule 16b-3. To qualify transactions hereunder as exempt under Rule 16b-3, the transactions shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i)   to determine the Fair Market Value;

                (ii) to select the Service Providers to whom Awards may be granted hereunder;

                (iii) to determine the number of Shares to be covered by each Award granted hereunder;

                (iv)  to approve forms of agreement for use under the Plan;

                (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

                     (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred treatment under foreign laws;

                     (viii) to modify or amend each Award (subject to Section 13(c) of the Plan), including (without limitation) the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                     (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to (or less than) the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                     (x) to authorize any person to execute on behalf of the Company any instrument required to effect an Award previously granted by the Administrator; and

                     (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

                (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Awards.

          4. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          5.    Limitations.


                (a) The maximum number of Shares subject to Options that may be granted to any Service Provider during any calendar year under the Plan shall be 100,000,000 Shares.

                (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation as an Incentive Stock Option, to the extent that either (i) shareholder approval is not obtained within twelve months of the date of Board approval of the Plan, as required by Section 17 hereof, or (ii) the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                (c) Neither the Plan nor any Award shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without Cause.

          6. Term of Plan. Subject to Section 17 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 13 of the Plan.

          7. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an

         Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

                  8. Option Exercise Price and Consideration.

                     (a) Exercise Price. The per share exercise price for the
                  Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                         (i)   In the case of an Incentive Stock Option

                               (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                               (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                         (ii) Nonstatutory Stock Options may be granted at a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant.

                         (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                         (i)   cash;

                         (ii)  check;

                         (iii) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                         (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                         (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                         (vi) any combination of the foregoing methods of payment; or

                         (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

                  Notwithstanding any of the foregoing, the Administrator may permit an Option to be exercised by delivery of a full-recourse promissory note secured by the purchased Shares. All other terms of such promissory note shall be determined by the Administrator in its sole discretion.

                  9. Exercise of Option.

                     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides in writing otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

                     The Company may withhold (a) cash or (b) with the consent of the Administrator, Shares to be issued upon exercise of an Option or a combination of cash and Shares, having an aggregate Fair Market Value equal to the amount which the Administrator determines is necessary to satisfy the obligation of the Company to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Option or the disposition of the underlying Shares. Alternatively, the Company may require the Optionee to pay to the Company such amount, in cash, promptly upon demand.

                     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's Disability or death, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement of at least ninety (90) days to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement of at least six (6) months to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for one (1) year following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                      (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement of at least six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                      (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  10. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

                  11. Adjustments Upon Changes in Capitalization or Change of Control.

                      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

                      (b) Change of Control. In the event of a Change of Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute such Awards:
          (i) each Optionee shall vest in fifty percent (50%) of Optionees unvested Options which shall be determined as of the date that the successor corporation indicates its refusal to assume or substitute such Awards, and (ii) any Company repurchase option applicable to any Shares acquired upon exercise of an Option shall lapse as to all such Shares. If an Option will not be assumed or replaced by substitution in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall, to the extent vested, be exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, an Award shall be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive, for each Share of Optioned Stock subject to an Option immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received pursuant to the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received pursuant to the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock pursuant to the Change of Control.

               (c) Termination without Cause following Change of Control. In the event of a Change of Control, if an Optionee is terminated by the Company (or the successor entity) without Cause within one (1) year following such Change of Control, Optionee shall vest in fifty percent(50%) of Optionee's unvested Options, which shall be determined as of the date of such termination.

                      12. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

                      13. Amendment and Termination of the Plan.

                          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

                      14. Conditions Upon Issuance of Shares.

                          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                          (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased or issued only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                      15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  17. Stockholder Approval. The Plan insofar as it provides for the grant of Incentive Stock Options shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. The date of adoption of the Plan by the Board shall be the date of Board action rather than the date of stockholder approval. In the event stockholder approval is not obtained with respect to the grant of an Option designated as an Incentive Stock Option in the Option Agreement and Notice of Grant, such Option shall be regarded as a Nonstatutory Stock Option the grant date of which shall be the date set forth in the Option Agreement and Notice of Grant. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                  18. Governing Law. The Plan, such Options as may be granted hereunder, the Options Agreement and all related matters shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without regard to conflict or choice of law provisions.

                  19. Partial Invalidity. The invalidity, illegality or unenforceability of any provision of the Plan, any Option or the Options Agreement shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                                                                       EXHIBIT D

                            CERTIFICATE OF AMENDMENT
                                       OF
                      AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                        THE ASHTON TECHNOLOGY GROUP, INC.

       THE ASHTON TECHNOLOGY GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

       FIRST: The name of the Corporation is The Ashton Technology Group, Inc.

       SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is February 16, 1994.

       THIRD: The Board of Directors of the Corporation, at a meeting held on July 26, 2002, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, duly adopted resolutions amending its Amended Certificate of Incorporation, declaring said amendment to be advisable and proposing that said amendment be submitted to the stockholders of the Corporation for their consideration and approval. The resolution is as follows:

       The fourth Article of the Amended Certificate of Incorporation of The Ashton Technology Group, Inc. shall be amended as follows:

              Simultaneously with the effective date of the filing of this amendment to the Corporation's Amended Certificate of Incorporation (the "Effective Date"), a combination of the Corporation's Common Stock shall become effective, pursuant to which every [___] shares of Common Stock, par value $0.01, outstanding and held of record by each stockholder of the Corporation immediately prior to the Effective Date shall be reclassified and combined into one share of Common Stock, par value $0.01, automatically and without any action by the holder thereof and shall represent one share of Common Stock from and after the Effective Date. No fractional shares of Common Stock shall be issued as a result of such combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by twenty times the closing price of the Common Stock on the last trading day preceding the Effective Date.

       FOURTH: Thereafter pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, The Ashton Technology Group, Inc. has caused this Certificate of Amendment of Amended Certificate of Incorporation to be signed by its President and attested to by its Secretary this ____th day of [________], 2002.

                                         THE ASHTON TECHNOLOGY GROUP, INC.
                                         By:_________________________________
                                         Title:______________________________